Exhibit 99.1
Board of Governors of the Federal Reserve System
Federal Deposit Insurance Corporation
Office of the Comptroller of the Currency
Federal Financial Institutions Examination Council

1
Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only — FFIEC 041

Institution Name	CAPITALSOURCE BANK
City	LOS ANGELES
State	CA
Zip Code	90071
Call Report Quarter End Date	6/30/2011
Report Type	041
RSSD-ID	3806100
FDIC Certificate Number	58878
OCC Charter Number	0
ABA Routing Number	322286447
Last updated on	7/29/2011
Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency
Legend: NR — Not Reported, CONF — Confidential

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	2
Bank Demographic Information

Dollar amounts in thousands
1. Reporting date	RCON9999	20110630	1.
2. FDIC certificate number	RSSD9050	58878	2.
3. Legal title of bank	RSSD9017	Click here for value	3.
4. City	RSSD9130	Los Angeles	4.
5. State abbreviation	RSSD9200	CA	5.
6. Zip code	RSSD9220	90071	6.
(RSSD9017) CapitalSource Bank
Contact Information

Dollar amounts in thousands
1. Contact Information for the Reports of Condition and Income			1.
a. Chief Financial Officer (or Equivalent) Signing the Reports			1.a.
1. Name	TEXTC490	CONF	1.a.1.
2. Title	TEXTC491	CONF	1.a.2.
3. E-mail Address	TEXTC492	CONF	1.a.3.
4. Telephone	TEXTC493	CONF	1.a.4.
5. FAX	TEXTC494	CONF	1.a.5.
b. Other Person to Whom Questions about the Reports Should be Directed			1.b.
1. Name	TEXTC495	CONF	1.b.1.
2. Title	TEXTC496	CONF	1.b.2.
3. E-mail Address	TEXT4086	CONF	1.b.3.
4. Telephone	TEXT8902	CONF	1.b.4.
5. FAX	TEXT9116	CONF	1.b.5.
2. Person to whom questions about Schedule RC-T — Fiduciary and Related Services should be directed			2.
a. Name and Title	TEXTB962	CONF	2.a.
b. E-mail Address	TEXTB926	CONF	2.b.
c. Telephone	TEXTB963	CONF	2.c.
d. FAX	TEXTB964	CONF	2.d.
3. Emergency Contact Information			3.
a. Primary Contact			3.a.
1. Name	TEXTC366	CONF	3.a.1.
2. Title	TEXTC367	CONF	3.a.2.
3. E-mail Address	TEXTC368	CONF	3.a.3.
4. Telephone	TEXTC369	CONF	3.a.4.
5. FAX	TEXTC370	CONF	3.a.5.
b. Secondary Contact			3.b.
1. Name	TEXTC371	CONF	3.b.1.
2. Title	TEXTC372	CONF	3.b.2.
3. E-mail Address	TEXTC373	CONF	3.b.3.
4. Telephone	TEXTC374	CONF	3.b.4.
5. FAX	TEXTC375	CONF	3.b.5.
4. USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information			4.
a. Primary Contact			4.a.
1. Name	TEXTC437	CONF	4.a.1.
2. Title	TEXTC438	CONF	4.a.2.
3. E-mail Address	TEXTC439	CONF	4.a.3.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	3

Dollar amounts in thousands
4. Telephone	TEXTC440	CONF	4.a.4.
b. Secondary Contact			4.b.
1. Name	TEXTC442	CONF	4.b.1.
2. Title	TEXTC443	CONF	4.b.2.
3. E-mail Address	TEXTC444	CONF	4.b.3.
4. Telephone	TEXTC445	CONF	4.b.4.
c. Third Contact			4.c.
1. Name	TEXTC870	CONF	4.c.1.
2. Title	TEXTC871	CONF	4.c.2.
3. E-mail Address	TEXTC872	CONF	4.c.3.
4. Telephone	TEXTC873	CONF	4.c.4.
d. Fourth Contact			4.d.
1. Name	TEXTC875	CONF	4.d.1.
2. Title	TEXTC876	CONF	4.d.2.
3. E-mail Address	TEXTC877	CONF	4.d.3.
4. Telephone	TEXTC878	CONF	4.d.4.
Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income

Dollar amounts in thousands
1. Comments?	RCON6979	No	1.
2. Bank Management Statement	TEXT6980		2.
Schedule RI — Income Statement

Dollar amounts in thousands
1. Interest income:			1.
a. Interest and fee income on loans:			1.a.
1. Loans secured by real estate:			1.a.1.
a. Loans secured by 1-4 family residential properties	RIAD4435	0	1.a.1.a.
b. All other loans secured by real estate	RIAD4436	68,977	1.a.1.b.
2. Commercial and industrial loans	RIAD4012	70,173	1.a.2.
3. Loans to individuals for household, family, and other personal expenditures:			1.a.3.
a. Credit cards	RIADB485	0	1.a.3.a.
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIADB486	0	1.a.3.b.
4. Loans to foreign governments and official institutions	RIAD4056	0	1.a.4.
5. All other loans	RIAD4058	16,135	1.a.5.
6. Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(5))	RIAD4010	155,285	1.a.6.
b. Income from lease financing receivables	RIAD4065	4,320	1.b.
c. Interest income on balances due from depository institutions	RIAD4115	195	1.c.
d. Interest and dividend income on securities:			1.d.
1. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RIADB488	2,568	1.d.1.
2. Mortgage-backed securities	RIADB489	22,697	1.d.2.
3. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RIAD4060	1,472	1.d.3.
e. Interest income from trading assets	RIAD4069	0	1.e.
f. Interest income on federal funds sold and securities purchased under agreements to resell	RIAD4020	0	1.f.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	4

Dollar amounts in thousands
g. Other interest income	RIAD4518	430	1.g.
h. Total interest income (sum of items 1.a.(6) through 1.g)	RIAD4107	186,967	1.h.
2. Interest expense:			2.
a. Interest on deposits:			2.a.
1. Transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RIAD4508	0	2.a.1.
2. Nontransaction accounts:			2.a.2.
a. Savings deposits (includes MMDAs)	RIAD0093	4,039	2.a.2.a.
b. Time deposits of $100,000 or more	RIADA517	10,984	2.a.2.b.
c. Time deposits of less than $100,000	RIADA518	11,758	2.a.2.c.
b. Expense of federal funds purchased and securities sold under agreements to repurchase	RIAD4180	0	2.b.
c. Interest on trading liabilities and other borrowed money	RIAD4185	4,041	2.c.
d. Interest on subordinated notes and debentures	RIAD4200	0	2.d.
e. Total interest expense (sum of items 2.a through 2.d)	RIAD4073	30,822	2.e.
3. Net interest income (item 1.h minus 2.e)	RIAD4074	156,145	3.
4. Provision for loan and lease losses	RIAD4230	9,911	4.
5. Noninterest income:			5.
a. Income from fiduciary activities	RIAD4070	0	5.a.
b. Service charges on deposit accounts	RIAD4080	36	5.b.
c. Trading revenue	RIADA220	0	5.c.
d. Not available			5.d.
1. Fees and commissions from securities brokerage	RIADC886	0	5.d.1.
2. Investment banking, advisory, and underwriting fees and commissions	RIADC888	0	5.d.2.
3. Fees and commissions from annuity sales	RIADC887	0	5.d.3.
4. Underwriting income from insurance and reinsurance activities	RIADC386	0	5.d.4.
5. Income from other insurance activities	RIADC387	0	5.d.5.
e. Venture capital revenue	RIADB491	0	5.e.
f. Net servicing fees	RIADB492	7,110	5.f.
g. Net securitization income	RIADB493	0	5.g.
h. Not applicable			5.h.
i. Net gains (losses) on sales of loans and leases	RIAD5416	818	5.i.
j. Net gains (losses) on sales of other real estate owned	RIAD5415	-7,334	5.j.
k. Net gains (losses) on sales of other assets (excluding securities)	RIADB496	-78	5.k.
l. Other noninterest income	RIADB497	4,311	5.l.
m. Total noninterest income (sum of items 5.a through 5.l)	RIAD4079	4,863	5.m.
6. Not available			6.
a. Realized gains (losses) on held-to-maturity securities	RIAD3521	0	6.a.
b. Realized gains (losses) on available-for-sale securities	RIAD3196	1,221	6.b.
7. Noninterest expense:			7.
a. Salaries and employee benefits	RIAD4135	23,680	7.a.
b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	RIAD4217	6,643	7.b.
c. Not available			7.c.
1. Goodwill impairment losses	RIADC216	0	7.c.1.
2. Amortization expense and impairment losses for other intangible assets	RIADC232	20	7.c.2.
d. Other noninterest expense	RIAD4092	39,983	7.d.
e. Total noninterest expense (sum of items 7.a through 7.d)	RIAD4093	70,326	7.e.
8. Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)	RIAD4301	81,992	8.
9. Applicable income taxes (on item 8)	RIAD4302	21,935	9.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	5

Dollar amounts in thousands
10. Income (loss) before extraordinary items and other adjustments (item 8 minus item 9)	RIAD4300	60,057	10.
11. Extraordinary items and other adjustments, net of income taxes	RIAD4320	0	11.
12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)	RIADG104	60,057	12.
13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)	RIADG103	0	13.
14. Net income (loss) attributable to bank (item 12 minus item 13)	RIAD4340	60,057	14.
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	RIAD4513	0	M.1.
2. Income from the sale and servicing of mutual funds and annuities (included in Schedule RI, item 8)	RIAD8431	0	M.2.
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	RIAD4313	0	M.3.
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	RIAD4507	0	M.4.
5. Number of full-time equivalent employees at end of current period (round to nearest whole number)	RIAD4150	345	M.5.
6. Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI, item 1.a.(5))	RIAD4024	0	M.6.
7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the bank’s acquisition	RIAD9106	0	M.7.
8. Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.e must equal Schedule RI, item 5.c):			M.8.
a. Interest rate exposures	RIAD8757	NR	M.8.a.
b. Foreign exchange exposures	RIAD8758	NR	M.8.b.
c. Equity security and index exposures	RIAD8759	NR	M.8.c.
d. Commodity and other exposures	RIAD8760	NR	M.8.d.
e. Credit exposures	RIADF186	NR	M.8.e.
f. Impact on trading revenue of changes in the creditworthiness of the bank’s derivatives counterparties on the bank’s derivative assets (included in Memorandum items 8.a through 8.e above)	RIADK090	NR	M.8.f.
g. Impact on trading revenue of changes in the creditworthiness of the bank on the bank’s derivative liabilities (included in Memorandum items 8.a through 8.e above)	RIADK094	NR	M.8.g.
9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:			M.9.
a. Net gains (losses) on credit derivatives held for trading	RIADC889	0	M.9.a.
b. Net gains (losses) on credit derivatives held for purposes other than trading	RIADC890	0	M.9.b.
10. Credit losses on derivatives (see instructions)	RIADA251	0	M.10.
11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?	RIADA530	No	M.11.
12. Noncash income from negative amortization on closed-end loans secured by 1-4 family residential properties (included in Schedule RI, item 1.a.(1)(a))	RIADF228	NR	M.12.
13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:			M.13.
a. Net gains (losses) on assets	RIADF551	NR	M.13.a.
1. Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk	RIADF552	NR	M.13.a.1.
b. Net gains (losses) on liabilities	RIADF553	NR	M.13.b.
1. Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk	RIADF554	NR	M.13.b.1.
14. Other-than-temporary impairment losses on held-to-maturity and available-for-sale debt securities:			M.14.
a. Total other-than-temporary impairment losses	RIADJ319	0	M.14.a.
b. Portion of losses recognized in other comprehensive income (before income taxes)	RIADJ320	0	M.14.b.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	6

Dollar amounts in thousands
c. Net impairment losses recognized in earnings (included in Schedule RI, items 6.a and 6.b) (Memorandum item 14.a minus Memorandum item 14.b)	RIADJ321	0	M.14.c.
Schedule RI-A — Changes in Bank Equity Capital

Dollar amounts in thousands
1. Total bank equity capital most recently reported for the December 31, 2010, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIAD3217	924,643	1.
2. Cumulative effect of changes in accounting principles and corrections of material accounting errors	RIADB507	0	2.
3. Balance end of previous calendar year as restated (sum of items 1 and 2)	RIADB508	924,643	3.
4. Net income (loss) attributable to bank (must equal Schedule RI, item 14)	RIAD4340	60,057	4.
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	RIADB509	1,365	5.
6. Treasury stock transactions, net	RIADB510	0	6.
7. Changes incident to business combinations, net	RIAD4356	0	7.
8. LESS: Cash dividends declared on preferred stock	RIAD4470	0	8.
9. LESS: Cash dividends declared on common stock	RIAD4460	0	9.
10. Other comprehensive income	RIADB511	8,933	10.
11. Other transactions with parent holding company (not included in items 5, 6, 8, or 9 above)	RIAD4415	0	11.
12. Total bank equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 27.a)	RIAD3210	994,998	12.
Schedule RI-B Part I — Charge-offs and Recoveries on Loans and Leases

	(Column A) Charge-offs		(Column B) Recoveries
Dollar amounts in thousands	Calendar year-to-date		Calendar year-to-date
1. Loans secured by real estate:					1.
a. Construction, land development, and other land loans:					1.a.
1. 1-4 family residential construction loans	RIADC891	0	RIADC892	0	1.a.1.
2. Other construction loans and all land development and other land loans	RIADC893	11,530	RIADC894	1,019	1.a.2.
b. Secured by farmland	RIAD3584	0	RIAD3585	0	1.b.
c. Secured by 1-4 family residential properties:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RIAD5411	0	RIAD5412	0	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens	RIADC234	0	RIADC217	0	1.c.2.a.
b. Secured by junior liens	RIADC235	0	RIADC218	0	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties	RIAD3588	506	RIAD3589	0	1.d.
e. Secured by nonfarm nonresidential properties:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RIADC895	1,189	RIADC896	0	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RIADC897	24,225	RIADC898	11,369	1.e.2.
2. Loans to depository institutions and acceptances of other banks	RIAD4481	0	RIAD4482	0	2.
3. Not applicable					3.
4. Commercial and industrial loans	RIAD4638	1,171	RIAD4608	86	4.
5. Loans to individuals for household, family, and other personal expenditures:					5.
a. Credit cards	RIADB514	0	RIADB515	0	5.a.
b. Automobile loans	RIADK129	0	RIADK133	0	5.b.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	7

	(Column A) Charge-offs		(Column B) Recoveries
Dollar amounts in thousands	Calendar year-to-date		Calendar year-to-date
c. Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIADK205	0	RIADK206	0	5.c.
6. Loans to foreign governments and official institutions	RIAD4643	0	RIAD4627	0	6.
7. All other loans	RIAD4644	50	RIAD4628	0	7.
8. Lease financing receivables	RIAD4266	0	RIAD4267	0	8.
9. Total (sum of items 1 through 8)	RIAD4635	38,671	RIAD4605	12,474	9.
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 4 and 7, above	RIAD5409	0	RIAD5410	0	M.1.
2. Not available					M.2.
a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 1, above)	RIAD4652	0	RIAD4662	0	M.2.a.
b. Loans to and acceptances of foreign banks (included in Schedule RI-B, part I, item 2, above)	RIAD4654	0	RIAD4664	0	M.2.b.
c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 4, above)	RIAD4646	0	RIAD4618	0	M.2.c.
d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RI-B, part I, item 8, above)	RIADF185	0	RIADF187	0	M.2.d.
3. Loans to finance agricultural production and other loans to farmers(included in Schedule RI-B, part I, item 7, above)	RIAD4655	0	RIAD4665	0	M.3.
Schedule RI-B Part I — Charge-offs and Recoveries on Loans and Leases

Dollar amounts in thousands
4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)	RIADC388	NR	M.4.
Schedule RI-B Part II — Changes in Allowance for Loan and Lease Losses

Dollar amounts in thousands
1. Balance most recently reported for the December 31, 2010, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIADB522	124,878	1.
2. Recoveries (must equal part I, item 9, column B, above)	RIAD4605	12,474	2.
3. LESS: Charge-offs (must equal part I, item 9, column A, above less Schedule RI-B, part II, item 4)	RIADC079	38,628	3.
4. LESS: Write-downs arising from transfers of loans to a held-for-sale account	RIAD5523	43	4.
5. Provision for loan and lease losses (must equal Schedule RI, item 4)	RIAD4230	9,911	5.
6. Adjustments (see instructions for this schedule)	RIADC233	0	6.
7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (must equal Schedule RC, item 4.c)	RIAD3123	108,592	7.
1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7, above	RIADC435	0	M.1.
2. Separate valuation allowance for uncollectible retail credit card fees and finance charges.	RIADC389	NR	M.2.
3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges	RIADC390	NR	M.3.
4. Amount of allowance for post-acquisition losses on purchased impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (included in Schedule RI-B, part II, item 7, above)	RIADC781	0	M.4.
Schedule RI-E — Explanations

Dollar amounts in thousands
1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 5.l:	1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	8

Dollar amounts in thousands
a. Income and fees from the printing and sale of checks	RIADC013	0	1.a.
b. Earnings on/increase in value of cash surrender value of life insurance	RIADC014	0	1.b.
c. Income and fees from automated teller machines (ATMs)	RIADC016	0	1.c.
d. Rent and other income from other real estate owned	RIAD4042	4,619	1.d.
e. Safe deposit box rent	RIADC015	0	1.e.
f. Net change in the fair values of financial instruments accounted for under a fair value option	RIADF229	0	1.f.
g. Bank card and credit card interchange fees	RIADF555	0	1.g.
h. Gains on bargain purchases	RIADJ447	0	1.h.
i. Disclose component and the dollar amount of that component:			1.i.
1. Describe component	TEXT4461	Click here for value	1.i.1.
2. Amount of component	RIAD4461	657	1.i.2.
j. Disclose component and the dollar amount of that component:			1.j.
1. Describe component	TEXT4462	Click here for value	1.j.1.
2. Amount of component	RIAD4462	-4,502	1.j.2.
k. Disclose component and the dollar amount of that component:			1.k.
1. Describe component	TEXT4463	Services provided to parent	1.k.1.
2. Amount of component	RIAD4463	3,037	1.k.2.
2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 7.d:			2.
a. Data processing expenses	RIADC017	0	2.a.
b. Advertising and marketing expenses	RIAD0497	985	2.b.
c. Directors’ fees	RIAD4136	0	2.c.
d. Printing, stationery, and supplies	RIADC018	0	2.d.
e. Postage	RIAD8403	0	2.e.
f. Legal fees and expenses	RIAD4141	0	2.f.
g. FDIC deposit insurance assessments	RIAD4146	CONF	2.g.
h. Accounting and auditing expenses	RIADF556	0	2.h.
i. Consulting and advisory expenses	RIADF557	0	2.i.
j. Automated teller machine (ATM) and interchange expenses	RIADF558	0	2.j.
k. Telecommunications expenses	RIADF559	757	2.k.
l. Disclose component and the dollar amount of that component:			2.l.
1. Describe component	TEXT4464	Click here for value	2.l.1.
2. Amount of component	RIAD4464	23,742	2.l.2.
m. Disclose component and the dollar amount of that component:			2.m.
1. Describe component	TEXT4467	Loan servicing expenses	2.m.1.
2. Amount of component	RIAD4467	4,464	2.m.2.
n. Disclose component and the dollar amount of that component:			2.n.
1. Describe component	TEXT4468	Real estate owned expenses	2.n.1.
2. Amount of component	RIAD4468	6,100	2.n.2.
3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11):			3.
a. Disclose component, the gross dollar amount of that component, and its related income tax:			3.a.
1. Describe component	TEXT4469		3.a.1.
2. Amount of component	RIAD4469	0	3.a.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	9

Dollar amounts in thousands
3. Applicable income tax effect	RIAD4486	0	3.a.3.
b. Disclose component, the gross dollar amount of that component, and its related income tax:			3.b.
1. Describe component	TEXT4487		3.b.1.
2. Amount of component	RIAD4487	0	3.b.2.
3. Applicable income tax effect	RIAD4488	0	3.b.3.
c. Disclose component, the gross dollar amount of that component, and its related income tax:			3.c.
1. Describe component	TEXT4489		3.c.1.
2. Amount of component	RIAD4489	0	3.c.2.
3. Applicable income tax effect	RIAD4491	0	3.c.3.
4. Cumulative effect of changes in accounting principles and corrections of material accounting errors (from Schedule RI-A, item 2) (itemize and describe all such effects):			4.
a. Disclose component and the dollar amount of that component:			4.a.
1. Describe component	TEXTB526		4.a.1.
2. Amount of component	RIADB526	0	4.a.2.
b. Disclose component and the dollar amount of that component:			4.b.
1. Describe component	TEXTB527		4.b.1.
2. Amount of component	RIADB527	0	4.b.2.
5. Other transactions with parent holding company (from Schedule RI-A, item 11) (itemize and describe all such transactions):			5.
a. Disclose component and the dollar amount of that component:			5.a.
1. Describe component	TEXT4498		5.a.1.
2. Amount of component	RIAD4498	0	5.a.2.
b. Disclose component and the dollar amount of that component:			5.b.
1. Describe component	TEXT4499		5.b.1.
2. Amount of component	RIAD4499	0	5.b.2.
6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):			6.
a. Disclose component and the dollar amount of that component:			6.a.
1. Describe component	TEXT4521		6.a.1.
2. Amount of component	RIAD4521	0	6.a.2.
b. Disclose component and the dollar amount of that component:			6.b.
1. Describe component	TEXT4522		6.b.1.
2. Amount of component	RIAD4522	0	6.b.2.
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):			7.
a. Comments?	RIAD4769	No	7.a.
b. Other explanations	TEXT4769		7.b.
(TEXT4461) Income on CRA investments
(TEXT4462) Loss on sale of unfunded commitments
(TEXT4464) Intercompany loan referral fees
Schedule RC — Balance Sheet

Dollar amounts in thousands
1. Cash and balances due from depository institutions (from Schedule RC-A):			1.
a. Noninterest-bearing balances and currency and coin	RCON0081	79,565	1.a.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	10

Dollar amounts in thousands
b. Interest-bearing balances	RCON0071	83,582	1.b.
2. Securities:			2.
a. Held-to-maturity securities (from Schedule RC-B, column A)	RCON1754	355,168	2.a.
b. Available-for-sale securities (from Schedule RC-B, column D)	RCON1773	1,447,826	2.b.
3. Federal funds sold and securities purchased under agreements to resell:			3.
a. Federal funds sold	RCONB987	0	3.a.
b. Securities purchased under agreements to resell	RCONB989	0	3.b.
4. Loans and lease financing receivables (from Schedule RC-C):			4.
a. Loans and leases held for sale	RCON5369	108,110	4.a.
b. Loans and leases, net of unearned income	RCONB528	4,038,356	4.b.
c. LESS: Allowance for loan and lease losses	RCON3123	108,592	4.c.
d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)	RCONB529	3,929,764	4.d.
5. Trading assets (from Schedule RC-D)	RCON3545	0	5.
6. Premises and fixed assets (including capitalized leases)	RCON2145	16,447	6.
7. Other real estate owned (from Schedule RC-M)	RCON2150	17,807	7.
8. Investments in unconsolidated subsidiaries and associated companies	RCON2130	13	8.
9. Direct and indirect investments in real estate ventures	RCON3656	0	9.
10. Intangible assets:			10.
a. Goodwill	RCON3163	173,135	10.a.
b. Other intangible assets (from Schedule RC-M)	RCON0426	0	10.b.
11. Other assets (from Schedule RC-F)	RCON2160	160,388	11.
12. Total assets (sum of items 1 through 11)	RCON2170	6,371,805	12.
13. Deposits:			13.
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)	RCON2200	4,785,796	13.a.
1. Noninterest-bearing	RCON6631	2,283	13.a.1.
2. Interest-bearing	RCON6636	4,783,513	13.a.2.
b. Not applicable			13.b.
14. Federal funds purchased and securities sold under agreements to repurchase:			14.
a. Federal funds purchased	RCONB993	0	14.a.
b. Securities sold under agreements to repurchase	RCONB995	0	14.b.
15. Trading liabilities (from Schedule RC-D)	RCON3548	0	15.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)	RCON3190	480,000	16.
17. Not applicable			17.
18. Not applicable			18.
19. Subordinated notes and debentures	RCON3200	0	19.
20. Other liabilities (from Schedule RC-G)	RCON2930	111,011	20.
21. Total liabilities (sum of items 13 through 20)	RCON2948	5,376,807	21.
22. Not applicable			22.
23. Perpetual preferred stock and related surplus	RCON3838	0	23.
24. Common stock	RCON3230	921,000	24.
25. Surplus (exclude all surplus related to preferred stock)	RCON3839	26,558	25.
26. Not available			26.
a. Retained earnings	RCON3632	32,483	26.a.
b. Accumulated other comprehensive income	RCONB530	14,957	26.b.
c. Other equity capital components	RCONA130	0	26.c.
27. Not available			27.
a. Total bank equity capital (sum of items 23 through 26.c)	RCON3210	994,998	27.a.
b. Noncontrollng (minority) interests in consolidated subsidiaries	RCON3000	0	27.b.
28. Total equity capital (sum of items 27.a and 27.b)	RCONG105	994,998	28.
29. Total liabilities and equity capital (sum of items 21 and 28)	RCON3300	6,371,805	29.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	11

Dollar amounts in thousands
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2010
	RCON6724	NR	M.1.
2. Bank’s fiscal year-end date	RCON8678	NR	M.2.
Schedule RC-A — Cash and Balances Due From Depository Institutions

Dollar amounts in thousands
1. Cash items in process of collection, unposted debits, and currency and coin:			1.
a. Cash items in process of collection and unposted debits	RCON0020	0	1.a.
b. Currency and coin	RCON0080	370	1.b.
2. Balances due from depository institutions in the U.S:			2.
a. U.S. branches and agencies of foreign banks	RCON0083	0	2.a.
b. Other commercial banks in the U.S. and other depository institutions in the U.S	RCON0085	79,629	2.b.
3. Balances due from banks in foreign countries and foreign central banks:			3.
a. Foreign branches of other U.S. banks	RCON0073	0	3.a.
b. Other banks in foreign countries and foreign central banks	RCON0074	0	3.b.
4. Balances due from Federal Reserve Banks	RCON0090	83,148	4.
5. Total	RCON0010	163,147	5.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	12
Schedule RC-B — Securities

	(Column A)	(Column B)	(Column C)	(Column D)
	Held-to-maturity	Held-to-maturity	Available-for-sale	Available-for-sale
Dollar amounts in thousands	Amortized Cost	Fair Value	Amortized Cost	Fair Value
1. U.S. Treasury securities	RCON0211	RCON0213	RCON1286	RCON1287
	0	0	0	0	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities):					2.
a. Issued by U.S. Government agencies	RCON1289	RCON1290	RCON1291	RCON1293
	0	0	19,796	19,780	2.a.
b. Issued by U.S. Government-sponsored agencies	RCON1294	RCON1295	RCON1297	RCON1298
	0	0	180,903	181,954	2.b.
3. Securities issued by states and political subdivisions in the U.S	RCON8496	RCON8497	RCON8498	RCON8499
	0	0	0	0	3.
4. Mortgage-backed securities (MBS):					4.
a. Residential mortgage pass-through securities:					4.a.
1. Guaranteed by GNMA	RCONG300	RCONG301	RCONG302	RCONG303
	0	0	150,801	154,003	4.a.1.
2. Issued by FNMA and FHLMC	RCONG304	RCONG305	RCONG306	RCONG307
	0	0	61,605	65,006	4.a.2.
3. Other pass-through securities	RCONG308	RCONG309	RCONG310	RCONG311
	0	0	0	0	4.a.3.
b. Other residential mortgage-backed securities (include CMOs, REMICs, and stripped MBS):					4.b.
1. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCONG312	RCONG313	RCONG314	RCONG315
	0	0	840,928	854,830	4.b.1.
2. Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA	RCONG316	RCONG317	RCONG318	RCONG319
	0	0	0	0	4.b.2.
3. All other residential MBS	RCONG320	RCONG321	RCONG322	RCONG323
	0	0	106,432	107,503	4.b.3.
c. Commercial MBS:					4.c.
1. Commercial mortgage pass-through securities:					4.c.1.
a. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCONK142	RCONK143	RCONK144	RCONK145
	0	0	0	0	4.c.1.a.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	13

	(Column A)	(Column B)	(Column C)	(Column D)
	Held-to-maturity	Held-to-maturity	Available-for-sale	Available-for-sale
Dollar amounts in thousands	Amortized Cost	Fair Value	Amortized Cost	Fair Value
b. Other pass-through securities	RCONK146	RCONK147	RCONK148	RCONK149
	0	0	0	0	4.c.1.b.
2. Other commercial MBS:					4.c.2.
a. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCONK150	RCONK151	RCONK152	RCONK153
	0	0	57,433	59,688	4.c.2.a.
b. All other commercial MBS	RCONK154	RCONK155	RCONK156	RCONK157
	136,250	142,302	0	0	4.c.2.b.
5. Asset-backed securities and structured financial products:					5.
a. Asset-backed securities (ABS)	RCONC026	RCONC988	RCONC989	RCONC027
	174,938	174,938	0	0	5.a.
b. Structured financial products:					5.b.
1. Cash	RCONG336	RCONG337	RCONG338	RCONG339
	0	0	0	0	5.b.1.
2. Synthetic	RCONG340	RCONG341	RCONG342	RCONG343
	0	0	0	0	5.b.2.
3. Hybrid	RCONG344	RCONG345	RCONG346	RCONG347
	0	0	0	0	5.b.3.
6. Other debt securities:					6.
a. Other domestic debt securities	RCON1737	RCON1738	RCON1739	RCON1741
	43,980	43,980	4,999	5,062	6.a.
b. Foreign debt securities	RCON1742	RCON1743	RCON1744	RCON1746
	0	0	0	0	6.b.
7. Investments in mutual funds and other equity securities with readily determinable fair values			RCONA510	RCONA511
			0	0	7.
8. Total (sum of items 1 through 7) (total of column A must equal Schedule RC, item 2.a) (total of column D must equal Schedule RC, item 2.b)	RCON1754	RCON1771	RCON1772	RCON1773
	355,168	361,220	1,422,897	1,447,826	8.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 7/29/2011	FFIEC 041 Quarter End Date 6/30/2011 14
Schedule RC-B — Securities

Dollar amounts in thousands
1. Pledged securities	RCON0416	1,004,429	M.1.
2. Maturity and repricing data for debt securities (excluding those in nonaccrual status):			M.2.
a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:
			M.2.a.
1. Three months or less	RCONA549	218,918	M.2.a.1.
2. Over three months through 12 months	RCONA550	25,177	M.2.a.2.
3. Over one year through three years	RCONA551	46,980	M.2.a.3.
4. Over three years through five years	RCONA552	100,217	M.2.a.4.
5. Over five years through 15 years	RCONA553	14,641	M.2.a.5.
6. Over 15 years	RCONA554	19,780	M.2.a.6.
b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:			M.2.b.
1. Three months or less	RCONA555	18,291	M.2.b.1.
2. Over three months through 12 months	RCONA556	23,296	M.2.b.2.
3. Over one year through three years	RCONA557	85,725	M.2.b.3.
4. Over three years through five years	RCONA558	28,279	M.2.b.4.
5. Over five years through 15 years	RCONA559	63,419	M.2.b.5.
6. Over 15 years	RCONA560	0	M.2.b.6.
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:			M.2.c.
1. Three years or less	RCONA561	427,538	M.2.c.1.
2. Over three years	RCONA562	730,733	M.2.c.2.
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	RCONA248	244,095	M.2.d.
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	RCON1778	0	M.3.
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):			M.4.
a. Amortized cost	RCON8782	35,827	M.4.a.
b. Fair value	RCON8783	36,293	M.4.b.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 7/29/2011	FFIEC 041 Quarter End Date 6/30/2011 15
Schedule RC-B — Securities

	(Column A)	(Column B)	(Column C)	(Column D)
	Held-to-maturity	Held-to-maturity	Available-for-sale	Available-for-sale
Dollar amounts in thousands	Amortized Cost	Fair Value	Amortized Cost	Fair Value
5. Asset-backed securities (ABS) (for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC-B, item 5.a):					M.5.

a. Credit card receivables	RCONB838	RCONB839	RCONB840	RCONB841
	0	0	0	0	M.5.a.

b. Home equity lines	RCONB842	RCONB843	RCONB844	RCONB845
	0	0	0	0	M.5.b.

c. Automobile loans	RCONB846	RCONB847	RCONB848	RCONB849
	0	0	0	0	M.5.c.

d. Other consumer loans	RCONB850	RCONB851	RCONB852	RCONB853
	0	0	0	0	M.5.d.

e. Commercial and industrial loans	RCONB854	RCONB855	RCONB856	RCONB857

	0	0	0	0	M.5.e.
f. Other	RCONB858	RCONB859	RCONB860	RCONB861
	174,938	174,938	0	0	M.5.f.

6. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 6.a through 6.g must equal Schedule RC-B, sum of items 5.b(1) through(3)):					M.6.

a. Trust preferred securities issued by financial institutions	RCONG348	RCONG349	RCONG350	RCONG351
	0	0	0	0	M.6.a.

b. Trust preferred securities issued by real estate investment trusts	RCONG352	RCONG353	RCONG354	RCONG355
	0	0	0	0	M.6.b.

c. Corporate and similar loans	RCONG356	RCONG357	RCONG358	RCONG359
	0	0	0	0	M.6.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCONG360	RCONG361	RCONG362	RCONG363
	0	0	0	0	M.6.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCONG364	RCONG365	RCONG366	RCONG367
	0	0	0	0	M.6.e.
f. Diversified (mixed) pools of structured financial products	RCONG368	RCONG369	RCONG370	RCONG371
	0	0	0	0	M.6.f.
g. Other collateral or reference assets	RCONG372	RCONG373	RCONG374	RCONG375
	0	0	0	0	M.6.g.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 7/29/2011	FFIEC 041 Quarter End Date 6/30/2011 16
Schedule RC-C Part I — Loans and Leases

	(Column A) To Be
	Completed by Banks
	with $300 Million or More		(Column B) To Be
Dollar amounts in thousands	in Total Assets		Completed by All Banks
1. Loans secured by real estate:					1.
a. Construction, land development, and other land loans:					1.a.
1. 1-4 family residential construction loans			RCONF158	0	1.a.1.
2. Other construction loans and all land development and other land loans			RCONF159	116,428	1.a.2.
b. Secured by farmland (including farm residential and other improvements)			RCON1420	0	1.b.
c. Secured by 1-4 family residential properties:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCON1797	0	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens			RCON5367	0	1.c.2.a.
b. Secured by junior liens			RCON5368	0	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties			RCON1460	736,453	1.d.
e. Secured by nonfarm nonresidential properties:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties			RCONF16	144,085	1.e.1.
2. Loans secured by other nonfarm nonresidential properties			RCONF161	1,063,268	1.e.2.
2. Loans to depository institutions and acceptances of other banks			RCON1288	0	2.
a. To commercial banks in the U.S.:					2.a.
1. To U.S. branches and agencies of foreign banks	RCONB532	0			2.a.1.
2. To other commercial banks in the U.S	RCONB533	0			2.a.2.
b. To other depository institutions in the U.S	RCONB534	0			2.b.
c. To banks in foreign countries:					2.c.
1. To foreign branches of other U.S. banks	RCONB536	0			2.c.1.
2. To other banks in foreign countries	RCONB537	0			2.c.2.
3. Loans to finance agricultural production and other loans to farmers			RCON1590	0	3.
4. Commercial and industrial loans			RCON1766	1,429,836	4.
a. To U.S. addressees (domicile)	RCON1763	1,411,631			4.a.
b. To non-U.S. addressees (domicile)	RCON1764	18,205			4.b.
5. Not applicable					5.
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					6.
a. Credit cards			RCONB538	0	6.a.
b. Other revolving credit plans			RCONB539	0	6.b.
c. Automobile loans			RCONK137	0	6.c.
d. Other consumer loans (includes single payment, installment, and all student loans)			RCONK207	0	6.d.
7. Loans to foreign governments and official institutions (including foreign central banks)			RCON2081	0	7.
8. Obligations (other than securities and leases) of states and political subdivisions in the U.S			RCON2107	55,092	8.
9. Loans to nondepository financial institutions and other loans:					9.
a. Loans to nondepository financial institutions			RCONJ454	3,704	9.a.
b. Other loans			RCONJ464	419,671	9.b.
1. Loans for purchasing or carrying securities (secured and unsecured)	RCON1545	32,101			9.b.1.
2. All other loans (exclude consumer loans)	RCONJ451	387,570			9.b.2.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 7/29/2011	FFIEC 041 Quarter End Date 6/30/2011 17

	(Column A) To Be
	Completed by Banks
	with $300 Million or More		(Column B) To Be
Dollar amounts in thousands	in Total Assets		Completed by All Banks
10. Lease financing receivables (net of unearned income)			RCON2165	177,929	10.
a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	RCONF162	0			10.a.
b. All other leases	RCONF163	177,929			10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above			RCON2123	0	11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (must equal Schedule RC, sum of items 4.a and 4.b)			RCON2122	4,146,466	12.
Schedule RC-C Part I — Loans and Leases

Dollar amounts in thousands
1. Loans restructured in troubled debt restructurings that are in compliance with their modified terms (included in Schedule RC-C, part 1, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):
			M.1.
a. Construction, land development, and other land loans:			M.1.a.
1. 1-4 family residential construction loans	RCONK158	0	M.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK159	0	M.1.a.2.
b. Loans secured by 1-4 family residential properties	RCONF576	0	M.1.b.
c. Secured by multifamily (5 or more) residential properties	RCONK160	12,122	M.1.c.
d. Secured by nonfarm nonresidential properties:			M.1.d.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK161	0	M.1.d.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK162	23,444	M.1.d.2.
e. Commercial and industrial loans: Memorandum items 1.e.(1) and (2) are to be completed by banks with $300 million or more in total assets. (Sum of Memorandum items 1.e.(1) and (2) must equal Memorandum item 1.e.)	RCONK256	0	M.1.e.
1. To U.S. addressees (domicile)	RCONK163	0	M.1.e.1.
2. To non-U.S. addressees (domicile)	RCONK164	0	M.1.e.2.
f. All other loans (include loans to individuals for household, family, and other personal expenditures)	RCONK165	0	M.1.f.
1. Loans secured by farmland	RCONK166	0	M.1.f.1.
2. Loans to depository institutions and acceptances of other banks	RCONK167	0	M.1.f.2.
3. Not applicable			M.1.f.3.
4. Loans to individuals for household, family, and other personal expenditures:			M.1.f.4.
a. Credit cards	RCONK098	0	M.1.f.4.a.
b. Automobile loans	RCONK203	0	M.1.f.4.b.
c. Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONK204	0	M.1.f.4.c.
5. Loans to foreign governments and official institutions	RCONK212	0	M.1.f.5.
6. Other loans	RCONK267	0	M.1.f.6.
a. Loans to finance agricultural production and other loans to farmers included in Schedule RC-C, part I, Memorandum item 1.f.(6), above	RCONK168	0	M.1.f.6.a.
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):			M.2.
a. Closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of:
			M.2.a.
1. Three months or less	RCONA564	0	M.2.a.1.
2. Over three months through 12 months	RCONA565	0	M.2.a.2.
3. Over one year through three years	RCONA566	0	M.2.a.3.
4. Over three years through five years	RCONA567	0	M.2.a.4.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 7/29/2011	FFIEC 041 Quarter End Date 6/30/2011 18

Dollar amounts in thousands
5. Over five years through 15 years	RCONA568	0	M.2.a.5.
6. Over 15 years	RCONA569	0	M.2.a.6.
b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of:
			M.2.b.
1. Three months or less	RCONA570	642,309	M.2.b.1.
2. Over three months through 12 months	RCONA571	212,620	M.2.b.2.
3. Over one year through three years	RCONA572	1,104,154	M.2.b.3.
4. Over three years through five years	RCONA573	1,033,587	M.2.b.4.
5. Over five years through 15 years	RCONA574	718,357	M.2.b.5.
6. Over 15 years	RCONA575	216,402	M.2.b.6.
c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	RCONA247	165,485	M.2.c.
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column B	RCON2746	387,570	M.3.
4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)	RCON5370	0	M.4.
5. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, part I, items 1.a through 1.e, column B)	RCONB837	1,914	M.5.
6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a	RCONC391	NR	M.6.
7. Purchased impaired loans held for investment accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (exclude loans held for sale):			M.7.
a. Outstanding balance	RCONC779	15,014	M.7.a.
b. Carrying amount included in Schedule RC-C, part I, items 1 through 9	RCONC780	5,824	M.7.b.
8. Closed-end loans with negative amortization features secured by 1-4 family residential properties:			M.8.
a. Total carrying amount of closed-end loans with negative amortization features secured by 1-4 family residential properties (included in Schedule RC-C, part I, items 1.c.(2)(a) and 1.c.(2)(b))	RCONF230	0	M.8.a.
b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1-4 family residential properties	RCONF231	NR	M.8.b.
c. Total amount of negative amortization on closed-end loans secured by 1-4 family residential properties included in the carrying amount reported in Memorandum item 8.a above	RCONF232	NR	M.8.c.
9. Loans secured by 1-4 family residential properties in process of foreclosure (included in Schedule RC-C, part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))	RCONF577	0	M.9.
10. Loans measured at fair value (included in Schedule RC-C, part I, items 1 through 9):			M.10.
a. Loans secured by real estate:			M.10.a.
1. Construction, land development, and other land loans	RCONF578	NR	M.10.a.1.
2. Secured by farmland (including farm residential and other improvements)	RCONF579	NR	M.10.a.2.
3. Secured by 1-4 family residential properties:			M.10.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF580	NR	M.10.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:			M.10.a.3.b.
1. Secured by first liens	RCONF581	NR	M.10.a.3.b.1.
2. Secured by junior liens	RCONF582	NR	M.10.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONF583	NR	M.10.a.4.
5. Secured by nonfarm nonresidential properties	RCONF584	NR	M.10.a.5.
b. Commercial and industrial loans	RCONF585	NR	M.10.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			M.10.c.

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Dollar amounts in thousands
1. Credit cards	RCONF586	NR	M.10.c.1.
2. Other revolving credit plans	RCONF587	NR	M.10.c.2.
3. Automobile loans	RCONK196	NR	M.10.c.3.
4. Other consumer loans (includes single payment, installment, and all student loans)	RCONK208	NR	M.10.c.4.
d. Other loans	RCONF589	NR	M.10.d.
11. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-C, part I, Memorandum item 10):			M.11.
a. Loans secured by real estate:			M.11.a.
1. Construction, and land development, and other land loans	RCONF590	NR	M.11.a.1.
2. Secured by farmland (including farm residential and other improvements)	RCONF591	NR	M.11.a.2.
3. Secured by 1-4 family residential properties:			M.11.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF592	NR	M.11.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:			M.11.a.3.b.
1. Secured by first liens	RCONF593	NR	M.11.a.3.b.1.
2. Secured by junior liens	RCONF594	NR	M.11.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONF595	NR	M.11.a.4.
5. Secured by nonfarm nonresidential properties	RCONF596	NR	M.11.a.5.
b. Commercial and industrial loans	RCONF597	NR	M.11.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			M.11.c.
1. Credit cards	RCONF598	NR	M.11.c.1.
2. Other revolving credit plans	RCONF599	NR	M.11.c.2.
3. Automobile loans	RCONK195	NR	M.11.c.3.
4. Other consumer loans (includes single payment, installment, and all student loans)	RCONK209	NR	M.11.c.4.
d. Other loans	RCONF601	NR	M.11.d.
Schedule RC-C Part I — Loans and Leases

(Column C) Best
		(Column B)	estimate at
	(Column A) Fair	Gross	acquisition date
	value of	contractual	of contractual
	acquired loans	amounts	cash flows not
	and leases at	receivable at	expected to be
Dollar amounts in thousands	acquisition date	acquisition date	collected
12. Loans (not subject to the requirements of FASB ASC 310-30 (former AICPA Statement of Position 03-3)) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year:
M.12.
	RCONG091	RCONG092	RCONG093
a. Loans secured by real estate	0	0	0	M.12.a.
	RCONG094	RCONG095	RCONG096
b. Commercial and industrial loans	0	0	0	M.12.b.
c. Loans to individuals for household, family, and other	RCONG097	RCONG098	RCONG099
personal expenditures	0	0	0	M.12.c.
	RCONG100	RCONG101	RCONG102
d. All other loans and all leases	0	0	0	M.12.d.

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Schedule RC-C Part I — Loans and Leases

Dollar amounts in thousands
13. Construction, land development, and other land loans in domestic offices with interest reserves:			M.13.
a. Amount of loans that provide for the use of interest reserves (included in Schedule RC-C, part I, item 1.a, column B)	RCONG376	NR	M.13.a.
b. Amount of interest capitalized from interest reserves on construction, land development, and other land loans that is included in interest and fee income on loans during the quarter (included in Schedule RI, item 1.a.(1)(a)(2))
	RIADG377	NR	M.13.b.
14. Pledged loans and leases	RCONG378	362,183	M.14.
15. Reverse mortgages:			M.15.
a. Reverse mortgages outstanding that are held for investment (included in Schedule RC-C, item 1.c, above):			M.15.a.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ466	NR	M.15.a.1.
2. Proprietary reverse mortgages	RCONJ467	NR	M.15.a.2.
b. Estimated number of reverse mortgage loan referrals to other lenders during the year from whom compensation has been received for services performed in connection with the origination of the reverse mortgages:
M.15.b.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ468	NR	M.15.b.1.
2. Proprietary reverse mortgages	RCONJ469	NR	M.15.b.2.
c. Principal amount of reverse mortgage originations that have been sold during the year:			M.15.c.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ470	NR	M.15.c.1.
2. Proprietary reverse mortgages	RCONJ471	NR	M.15.c.2.
Schedule RC-C Part II — Loans to Small Businesses and Small Farms

Dollar amounts in thousands
1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), and all or substantially all of the dollar volume of your bank’s “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4, have original amounts of $100,000 or less	RCON6999	No	1.
2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			2.
a. “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2)	RCON5562	NR	2.a.
b. “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4	RCON5563	NR	2.b.
Schedule RC-C Part II — Loans to Small Businesses and Small Farms

	(Column A) Number of		(Column B) Amount
Dollar amounts in thousands	Loans		Currently Outstanding
3. Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2):					3.
a. With original amounts of $100,000 or less	RCON5564	1	RCON5565	3	3.a.
b. With original amounts of more than $100,000 through $250,000	RCON5566	20	RCON5567	1,910	3.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5568	200	RCON5569	56,413	3.c.
4. Number and amount currently outstanding of “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4:					4.
a. With original amounts of $100,000 or less	RCON5570	2	RCON5571	131	4.a.
b. With original amounts of more than $100,000 through $250,000	RCON5572	17	RCON5573	2,927	4.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5574	126	RCON5575	57,324	4.c.

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Schedule RC-C Part II — Loans to Small Businesses and Small Farms

Dollar amounts in thousands
5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank’s “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3, have original amounts of $100,000 or less	RCON6860	No	5.
6. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			6.
a. “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b	RCON5576	NR	6.a.
b. “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3	RCON5577	NR	6.b.
Schedule RC-C Part II — Loans to Small Businesses and Small Farms

	(Column A) Number of		(Column B) Amount
Dollar amounts in thousands	Loans		Currently Outstanding
7. Number and amount currently outstanding of “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b:					7.
a. With original amounts of $100,000 or less	RCON5578	NR	RCON5579	NR	7.a.
b. With original amounts of more than $100,000 through $250,000	RCON5580	NR	RCON5581	NR	7.b.
c. With original amounts of more than $250,000 through $500,000	RCON5582	NR	RCON5583	NR	7.c.
8. Number and amount currently outstanding of “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3:					8.
a. With original amounts of $100,000 or less	RCON5584	NR	RCON5585	NR	8.a.
b. With original amounts of more than $100,000 through $250,000	RCON5586	NR	RCON5587	NR	8.b.
c. With original amounts of more than $250,000 through $500,000	RCON5588	NR	RCON5589	NR	8.c.
Schedule RC-D — Trading Assets and Liabilities

Dollar amounts in thousands
1. U.S. Treasury securities	RCON3531	NR	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities)	RCON3532	NR	2.
3. Securities issued by states and political subdivisions in the U.S	RCON3533	NR	3.
4. Mortgage-backed securities (MBS):			4.
a. Residential mortgage pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	RCONG379	NR	4.a.
b. Other residential MBS issued or guaranteed by FNMA, FHLMC, or GNMA (include CMOs, REMICs, and stripped MBS)	RCONG380	NR	4.b.
c. All other residential MBS	RCONG381	NR	4.c.
d. Commercial MBS issued or guaranteed by FNMA, FHLMC, or GNMA	RCONK197	NR	4.d.
e. All other commercial MBS	RCONK198	NR	4.e.
5. Other debt securities:			5.
a. Structured financial products:			5.a.
1. Cash	RCONG383	NR	5.a.1.
2. Synthetic	RCONG384	NR	5.a.2.
3. Hybrid	RCONG385	NR	5.a.3.
b. All other debt securities	RCONG386	NR	5.b.
6. Loans:			6.
a. Loans secured by real estate:			6.a.

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Dollar amounts in thousands
1. Construction, land development, and other land loans	RCONF604	NR	6.a.1.
2. Secured by farmland (including farm residential and other improvements)	RCONF605	NR	6.a.2.
3. Secured by 1-4 family residential properties:			6.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF606	NR	6.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:			6.a.3.b.
1. Secured by first liens	RCONF607	NR	6.a.3.b.1.
2. Secured by junior liens	RCONF611	NR	6.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONF612	NR	6.a.4.
5. Secured by nonfarm nonresidential properties	RCONF613	NR	6.a.5.
b. Commercial and industrial loans	RCONF614	NR	6.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			6.c.
1. Credit cards	RCONF615	NR	6.c.1.
2. Other revolving credit plans	RCONF616	NR	6.c.2.
3. Automobile loans	RCONK199	NR	6.c.3.
4. Other consumer loans (includes single payment, installment, and all student loans)	RCONK210	NR	6.c.4.
d. Other loans	RCONF618	NR	6.d.
7. Not applicable			7.
8. Not applicable			8.
9. Other trading assets	RCON3541	NR	9.
10. Not applicable			10.
11. Derivatives with a positive fair value	RCON3543	0	11.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)	RCON3545	0	12.
13. Not available			13.
a. Liability for short positions	RCON3546	NR	13.a.
b. Other trading liabilities	RCONF624	NR	13.b.
14. Derivatives with a negative fair value	RCON3547	0	14.
15. Total trading liabilities (sum of items 13.a through 14) (must equal Schedule RC, item 15)	RCON3548	0	15.
1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, items 6.a.(1) through 6.d):			M.1.
a. Loans secured by real estate:			M.1.a.
1. Construction, land development, and other land loans	RCONF625	NR	M.1.a.1.
2. Secured by farmland (including farm residential and other improvements)	RCONF626	NR	M.1.a.2.
3. Secured by 1-4 family residential properties:			M.1.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF627	NR	M.1.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:			M.1.a.3.b.
1. Secured by first liens	RCONF628	NR	M.1.a.3.b.1.
2. Secured by junior liens	RCONF629	NR	M.1.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONF630	NR	M.1.a.4.
5. Secured by nonfarm nonresidential properties	RCONF631	NR	M.1.a.5.
b. Commercial and industrial loans	RCONF632	NR	M.1.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			M.1.c.
1. Credit cards	RCONF633	NR	M.1.c.1.
2. Other revolving credit plans	RCONF634	NR	M.1.c.2.
3. Automobile loans	RCONK200	NR	M.1.c.3.
4. Other consumer loans (includes single payment, installment, and all student loans)	RCONK211	NR	M.1.c.4.

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Dollar amounts in thousands
d. Other loans	RCONF636	NR	M.1.d.
2. Loans measured at fair value that are past due 90 days or more:			M.2.
a. Fair value	RCONF639	NR	M.2.a.
b. Unpaid principal balance	RCONF640	NR	M.2.b.
3. Structured financial products by underlying collateral or reference assets (sum of Memorandum items 3.a through 3.g must equal Schedule RC-D, sum of items 5.a.(1) through (3)):			M.3.
a. Trust preferred securities issued by financial institutions	RCONG299	NR	M.3.a.
b. Trust preferred securities issued by real estate investment trusts	RCONG332	NR	M.3.b.
c. Corporate and similar loans	RCONG333	NR	M.3.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCONG334	NR	M.3.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCONG335	NR	M.3.e.
f. Diversified (mixed) pools of structured financial products	RCONG651	NR	M.3.f.
g. Other collateral or reference assets	RCONG652	NR	M.3.g.
4. Pledged trading assets:			M.4.
a. Pledged securities	RCONG387	NR	M.4.a.
b. Pledged loans	RCONG388	NR	M.4.b.
5. Asset-backed securities:			M.5.
a. Credit card receivables	RCONF643	NR	M.5.a.
b. Home equity lines	RCONF644	NR	M.5.b.
c. Automobile loans	RCONF645	NR	M.5.c.
d. Other consumer loans	RCONF646	NR	M.5.d.
e. Commercial and industrial loans	RCONF647	NR	M.5.e.
f. Other	RCONF648	NR	M.5.f.
6. Retained beneficial interests in securitizations (first-loss or equity tranches)	RCONF651	NR	M.6.
7. Equity securities (included in Schedule RC-D, item 9, above):			M.7.
a. Readily determinable fair values	RCONF652	NR	M.7.a.
b. Other	RCONF653	NR	M.7.b.
8. Loans pending securitization	RCONF654	NR	M.8.
9. Other trading assets (itemize and describe amounts included in Schedule RC-D, item 9, that are greater than $25,000 and exceed 25% of the item):			M.9.
a. Disclose component and the dollar amount of that component:			M.9.a.
1. Describe component	TEXTF655		M.9.a.1.
2. Amount of component	RCONF655	NR	M.9.a.2.
b. Disclose component and the dollar amount of that component:			M.9.b.
1. Describe component	TEXTF656		M.9.b.1.
2. Amount of component	RCONF656	NR	M.9.b.2.
c. Disclose component and the dollar amount of that component:			M.9.c.
1. Describe component	TEXTF657		M.9.c.1.
2. Amount of component	RCONF657	NR	M.9.c.2.
10. Other trading liabilities (itemize and describe amounts included in Schedule RC-D, item 13.b, that are greater than $25,000 and exceed 25% of the item):			M.10.
a. Disclose component and the dollar amount of that component:			M.10.a.
1. Describe component	TEXTF658		M.10.a.1.
2. Amount of component	RCONF658	NR	M.10.a.2.
b. Disclose component and the dollar amount of that component:			M.10.b.
1. Describe component	TEXTF659		M.10.b.1.
2. Amount of component	RCONF659	NR	M.10.b.2.
c. Disclose component and the dollar amount of that component:			M.10.c.
1. Describe component	TEXTF660		M.10.c.1.
2. Amount of component	RCONF660	NR	M.10.c.2.

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Schedule RC-E — Deposit Liabilities

	(Column A)
	Transaction	(Column B)	(Column C)
	Accounts Total	Transaction	Nontransaction
	transaction	Accounts Memo:	Accounts Total
	accounts	Total demand	nontransaction
	(including total	deposits	accounts
	demand	(included in	(including
Dollar amounts in thousands	deposits)	column A)	MMDAs)
Deposits of:
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCONB549		RCONB550
	0		4,734,756	1.
	RCON2202		RCON2520
2. U.S. Government	6		0	2.
	RCON2203		RCON2530
3. States and political subdivisions in the U.S	0		51,034	3.
	RCONB551		RCONB552
4. Commercial banks and other depository institutions in the U.S	0		0	4.
	RCON2213		RCON2236
5. Banks in foreign countries	0		0	5.
6. Foreign governments and official institutions (including foreign central banks)	RCON2216		RCON2377
	0		0	6.
7. Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a)	RCON2215	RCON2210	RCON2385
	6	6	4,785,790	7.
Schedule RC-E — Deposit Liabilities

Dollar amounts in thousands
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):			M.1.
a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	RCON6835	402,118	M.1.a.
b. Total brokered deposits	RCON2365	0	M.1.b.
c. Fully insured brokered deposits (included in Memorandum item 1.b above):			M.1.c.
1. Brokered deposits of less than $100,000	RCON2343	0	M.1.c.1.
2. Brokered deposits of $100,000 through $250,000 and certain brokered retirement deposit accounts	RCONJ472	0	M.1.c.2.
d. Maturity data for brokered deposits:			M.1.d.
1. Brokered deposits of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)	RCONA243	0	M.1.d.1.
2. Brokered deposits of $100,000 through $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(2) above)	RCONK219	0	M.1.d.2.
3. Brokered deposits of more than $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.b above)	RCONK220	0	M.1.d.3.
e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (to be completed for the December report only)
	RCON5590	NR	M.1.e.
f. Estimated amount of deposits obtained through the use of deposit listing services that are not brokered deposits	RCONK223	0	M.1.f.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 7, column C above):			M.2.
a. Savings deposits:			M.2.a.
1. Money market deposit accounts (MMDAs)	RCON6810	243,418	M.2.a.1.
2. Other savings deposits (excludes MMDAs)	RCON0352	821,059	M.2.a.2.
b. Total time deposits of less than $100,000	RCON6648	1,933,682	M.2.b.

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Dollar amounts in thousands
c. Total time deposits of $100,000 through $250,000	RCONJ473	1,502,612	M.2.c.
d. Total time deposits of more than $250,000	RCONJ474	285,019	M.2.d.
e. Individual Retirement Accounts (IRAs) and Keogh Plan accounts of $100,000 or more included in Memorandum items 2.c and 2.d above	RCONF233	125,502	M.2.e.
3. Maturity and repricing data for time deposits of less than $100,000:			M.3.
a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of:			M.3.a.
1. Three months or less	RCONA579	446,165	M.3.a.1.
2. Over three months through 12 months	RCONA580	1,156,845	M.3.a.2.
3. Over one year through three years	RCONA581	291,812	M.3.a.3.
4. Over three years	RCONA582	38,860	M.3.a.4.
b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)	RCONA241	1,603,010	M.3.b.
4. Maturity and repricing data for time deposits of $100,000 or more:			M.4.
a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of:			M.4.a.
1. Three months or less	RCONA584	320,005	M.4.a.1.
2. Over three months through 12 months	RCONA585	1,092,408	M.4.a.2.
3. Over one year through three years	RCONA586	328,468	M.4.a.3.
4. Over three years	RCONA587	46,750	M.4.a.4.
b. Time deposits of $100,000 through $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)	RCONK221	1,190,946	M.4.b.
c. Time deposits of more than $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)	RCONK222	221,465	M.4.c.
Schedule RC-F — Other Assets

Dollar amounts in thousands
1. Accrued interest receivable	RCONB556	14,760	1.
2. Net deferred tax assets	RCON2148	35,985	2.
3. Interest-only strips receivable (not in the form of a security) on:			3.
a. Mortgage loans	RCONA519	0	3.a.
b. Other financial assets	RCONA520	0	3.b.
4. Equity securities that DO NOT have readily determinable fair values	RCON1752	39,060	4.
5. Life insurance assets:			5.
a. General account life insurance assets	RCONK201	0	5.a.
b. Separate account life insurance assets	RCONK202	0	5.b.
c. Hybrid account life insurance assets	RCONK270	0	5.c.
6. All other assets (itemize and describe amounts greater than $25,000 that exceed 25% of this item)	RCON2168	70,583	6.
a. Prepaid expenses	RCON2166	0	6.a.
b. Repossessed personal property (including vehicles)	RCON1578	0	6.b.
c. Derivatives with a positive fair value held for purposes other than trading	RCONC010	0	6.c.
d. Retained interests in accrued interest receivable related to securitized credit cards	RCONC436	0	6.d.
e. FDIC loss-sharing indemnification assets	RCONJ448	0	6.e.
f. Prepaid deposit insurance assessments	RCONJ449	CONF	6.f.
g. Disclose component and the dollar amount of that component:			6.g.
1. Describe component	TEXT3549	Click here for value	6.g.1.
2. Amount of component	RCON3549	35,566	6.g.2.
h. Disclose component and the dollar amount of that component:			6.h.
1. Describe component	TEXT3550		6.h.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	26

Dollar amounts in thousands
2. Amount of component	RCON3550	0	6.h.2.
i. Disclose component and the dollar amount of that component:			6.i.
1. Describe component	TEXT3551		6.i.1.
2. Amount of component	RCON3551	0	6.i.2.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)	RCON2160	160,388	7.
(TEXT3549) CRA investments
Schedule RC-G — Other Liabilities

Dollar amounts in thousands
1. Not available			1.
a. Interest accrued and unpaid on deposits	RCON3645	6	1.a.
b. Other expenses accrued and unpaid (includes accrued income taxes payable)	RCON3646	60,238	1.b.
2. Net deferred tax liabilities	RCON3049	0	2.
3. Allowance for credit losses on off-balance sheet credit exposures	RCONB557	1,895	3.
4. All other liabilities	RCON2938	48,872	4.
a. Accounts payable	RCON3066	0	4.a.
b. Deferred compensation liabilities	RCONC011	0	4.b.
c. Dividends declared but not yet payable	RCON2932	0	4.c.
d. Derivatives with a negative fair value held for purposes other than trading	RCONC012	0	4.d.
e. Disclose component and the dollar amount of that component:			4.e.
1. Describe component	TEXT3552	Click here for value	4.e.1.
2. Amount of component	RCON3552	43,264	4.e.2.
f. Disclose component and the dollar amount of that component:			4.f.
1. Describe component	TEXT3553		4.f.1.
2. Amount of component	RCON3553	0	4.f.2.
g. Disclose component and the dollar amount of that component:			4.g.
1. Describe component	TEXT3554		4.g.1.
2. Amount of component	RCON3554	0	4.g.2.
5. Total	RCON2930	111,011	5.
(TEXT3552) Intercompany payable
Schedule RC-K — Quarterly Averages

Dollar amounts in thousands
1. Interest-bearing balances due from depository institutions	RCON3381	138,088	1.
2. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RCONB558	238,936	2.
3. Mortgage-backed securities	RCONB559	1,279,789	3.
4. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RCONB560	293,709	4.
5. Federal funds sold and securities purchased under agreements to resell	RCON3365	0	5.
6. Loans:			6.
a. Total loans	RCON3360	3,778,008	6.a.
b. Loans secured by real estate:			6.b.
1. Loans secured by 1-4 family residential properties	RCON3465	0	6.b.1.
2. All other loans secured by real estate	RCON3466	1,961,322	6.b.2.
c. Commercial and industrial loans	RCON3387	1,361,190	6.c.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	27

Dollar amounts in thousands
d. Loans to individuals for household, family, and other personal expenditures:			6.d.
1. Credit cards	RCONB561	0	6.d.1.
2. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONB562	0	6.d.2.
7. Trading assets	RCON3401	0	7.
8. Lease financing receivables (net of unearned income)	RCON3484	165,128	8.
9. Total assets	RCON3368	6,252,031	9.
10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts) (exclude demand deposits)	RCON3485	0	10.
11. Nontransaction accounts:			11.
a. Savings deposits (includes MMDAs)	RCONB563	1,000,083	11.a.
b. Time deposits of $100,000 or more	RCONA514	1,795,555	11.b.
c. Time deposits of less than $100,000	RCONA529	1,942,596	11.c.
12. Federal funds purchased and securities sold under agreements to repurchase	RCON3353	0	12.
13. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	RCON3355	426,484	13.
1. Loans to finance agricultural production and other loans to farmers	RCON3386	0	M.1.
Schedule RC-L — Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands
1. Unused commitments:			1.
a. Revolving, open-end lines secured by 1-4 family residential properties, i.e., home equity lines	RCON3814	0	1.a.
1. Unused commitments for Home Equity Conversion Mortgage (HECM) reverse mortgages outstanding that are held for investment (included in item 1.a above)	RCONJ477	NR	1.a.1.
2. Unused commitments for proprietary reverse mortgages outstanding that are held for investment (included in item 1.a above)	RCONJ478	NR	1.a.2.
b. Credit card lines (Sum of items 1.b.(1) and 1.b.(2) must equal item 1.b)	RCON3815	0	1.b.
1. Unused consumer credit card lines	RCONJ455	0	1.b.1.
2. Other unused credit card lines	RCONJ456	0	1.b.2.
c. Commitments to fund commercial real estate, construction, and land development loans:			1.c.
1. Secured by real estate:			1.c.1.
a. 1-4 family residential construction loan commitments	RCONF164	0	1.c.1.a.
b. Commercial real estate, other construction loan, and land development loan commitments	RCONF165	67,088	1.c.1.b.
2. Not secured by real estate	RCON6550	141,927	1.c.2.
d. Securities underwriting	RCON3817	0	1.d.
e. Other unused commitments:			1.e.
1. Commercial and industrial loans	RCONJ457	491,197	1.e.1.
2. Loans to financial institutions	RCONJ458	0	1.e.2.
3. All other unused commitments	RCONJ459	15,762	1.e.3.
2. Financial standby letters of credit	RCON3819	95,919	2.
a. Amount of financial standby letters of credit conveyed to others	RCON3820	0	2.a.
3. Performance standby letters of credit	RCON3821	0	3.
a. Amount of performance standby letters of credit conveyed to others	RCON3822	0	3.a.
4. Commercial and similar letters of credit	RCON3411	0	4.
5. Not applicable			5.
6. Securities lent (including customers’ securities lent where the customer is indemnified against loss by the reporting bank)	RCON3433	0	6.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	28
Schedule RC-L — Derivatives and Off-Balance Sheet Items

	(Column A) Sold		(Column B) Purchased
Dollar amounts in thousands	Protection		Protection
7. Credit derivatives:					7.
a. Notional amounts:					7.a.
1. Credit default swaps	RCONC968	0	RCONC969	0	7.a.1.
2. Total return swaps	RCONC970	0	RCONC971	0	7.a.2.
3. Credit options	RCONC972	0	RCONC973	0	7.a.3.
4. Other credit derivatives	RCONC974	0	RCONC975	0	7.a.4.
b. Gross fair values:					7.b.
1. Gross positive fair value	RCONC219	0	RCONC221	0	7.b.1.
2. Gross negative fair value	RCONC220	0	RCONC222	0	7.b.2.
Schedule RC-L — Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands
c. Notational amounts by regulatory capital treatment:			7.c.
1. Positions covered under the Market Risk Rule:			7.c.1.
a. Sold protection	RCONG401	0	7.c.1.a.
b. Purchased protection	RCONG402	0	7.c.1.b.
2. All other positions:			7.c.2.
a. Sold protection	RCONG403	0	7.c.2.a.
b. Purchased protection that is recognized as a guarantee for regulatory capital purposes	RCONG404	0	7.c.2.b.
c. Purchased protection that is not recognized as a guarantee for regulatory capital purposes	RCONG405	0	7.c.2.c.
Schedule RC-L — Derivatives and Off-Balance Sheet Items

(Column B)
Remaining
	(Column A)	Maturity of Over	(Column C)
	Remaining	One Year	Remaining
	Maturity of One	Through Five	Maturity of Over
Dollar amounts in thousands	Year or Less	Years	Five Years
d. Notional amounts by remaining maturity:				7.d.
1. Sold credit protection:				7.d.1.
a. Investment grade	RCONG406	RCONG407	RCONG408
	0	0	0	7.d.1.a.
b. Subinvestment grade	RCONG409	RCONG410	RCONG411
	0	0	0	7.d.1.b.
2. Purchased credit protection:				7.d.2.
a. Investment grade	RCONG412	RCONG413	RCONG414
	0	0	0	7.d.2.a.
b. Subinvestment grade	RCONG415	RCONG416	RCONG417
	0	0	0	7.d.2.b.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	29
Schedule RC-L — Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands
8. Spot foreign exchange contracts	RCON8765	0	8.
9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, “Total bank equity capital”)	RCON3430	0	9.
a. Securities borrowed	RCON3432	0	9.a.
b. Commitments to purchase when-issued securities	RCON3434	0	9.b.
c. Standby letters of credit issued by a Federal Home Loan Bank on the bank’s behalf	RCONC978	0	9.c.
d. Disclose component and the dollar amount of that component:			9.d.
1. Describe component	TEXT3555		9.d.1.
2. Amount of component	RCON3555	0	9.d.2.
e. Disclose component and the dollar amount of that component:			9.e.
1. Describe component	TEXT3556		9.e.1.
2. Amount of component	RCON3556	0	9.e.2.
f. Disclose component and the dollar amount of that component:			9.f.
1. Describe component	TEXT3557		9.f.1.
2. Amount of component	RCON3557	0	9.f.2.
10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, “Total bank equity capital”)	RCON5591	0	10.
a. Commitments to sell when-issued securities	RCON3435	0	10.a.
b. Disclose component and the dollar amount of that component:			10.b.
1. Describe component	TEXT5592		10.b.1.
2. Amount of component	RCON5592	0	10.b.2.
c. Disclose component and the dollar amount of that component:			10.c.
1. Describe component	TEXT5593		10.c.1.
2. Amount of component	RCON5593	0	10.c.2.
d. Disclose component and the dollar amount of that component:			10.d.
1. Describe component	TEXT5594		10.d.1.
2. Amount of component	RCON5594	0	10.d.2.
e. Disclose component and the dollar amount of that component:			10.e.
1. Describe component	TEXT5595		10.e.1.
2. Amount of component	RCON5595	0	10.e.2.
11. Year-to-date merchant credit card sales volume:			11.
a. Sales for which the reporting bank is the acquiring bank	RCONC223	0	11.a.
b. Sales for which the reporting bank is the agent bank with risk	RCONC224	0	11.b.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	30
Schedule RC-L — Derivatives and Off-Balance Sheet Items

		(Column B) Foreign	(Column C) Equity	(Column D)
	(Column A) Interest	Exchange	Derivative	Commodity and
Dollar amounts in thousands	Rate Contracts	Contracts	Contracts	Other Contracts
12. Gross amounts (e.g., notional amounts):					12.
a. Futures contracts	RCON8693	RCON8694	RCON8695	RCON8696
	0	0	0	0	12.a.
	RCON8697	RCON8698	RCON8699	RCON8700
b. Forward contracts	0	0	0	0	12.b.
c. Exchange-traded option contracts:					12.c.
	RCON8701	RCON8702	RCON8703	RCON8704
1. Written options	0	0	0	0	12.c.1.
	RCON8705	RCON8706	RCON8707	RCON8708
2. Purchased options	0	0	0	0	12.c.2.
d. Over-the-counter option contracts:					12.d.
	RCON8709	RCON8710	RCON8711	RCON8712
1. Written options	0	0	0	0	12.d.1.
	RCON8713	RCON8714	RCON8715	RCON8716
2. Purchased options	0	0	0	0	12.d.2.
	RCON3450	RCON3826	RCON8719	RCON8720
e. Swaps	0	17,192	0	0	12.e.
13. Total gross notional amount of derivative	RCONA126	RCONA127	RCON8723	RCON8724
contracts held for trading	0	0	0	0	13.
14. Total gross notional amount of derivative	RCON8725	RCON8726	RCON8727	RCON8728
contracts held for purposes other than trading	0	17,192	0	0	14.
a. Interest rate swaps where the bank has	RCONA589
agreed to pay a fixed rate	0				14.a.
15. Not available					15.
a. Contracts held for trading:					15.a.
	RCON8733	RCON8734	RCON8735	RCON8736
1. Gross positive fair value	0	0	0	0	15.a.1.
	RCON8737	RCON8738	RCON8739	RCON8740
2. Gross negative fair value	0	0	0	0	15.a.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	31

		(Column B) Foreign	(Column C) Equity	(Column D)
	(Column A) Interest	Exchange	Derivative	Commodity and
Dollar amounts in thousands	Rate Contracts	Contracts	Contracts	Other Contracts
b. Contracts held for purposes other than trading:					15.b.
	RCON8741	RCON8742	RCON8743	RCON8744
1. Gross positive fair value	0	0	0	0	15.b.1.
	RCON8745	RCON8746	RCON8747	RCON8748
2. Gross negative fair value	0	864	0	0	15.b.2.
Schedule RC-L — Derivatives and Off-Balance Sheet Items

		(Column B)			(Column E)
	(Column A)	Monoline		(Column D)	Corporations and
	Banks and	Financial	(Column C)	Sovereign	All Other
Dollar amounts in thousands	Securities Firms	Guarantors	Hedge Funds	Governments	Counterparties
16. Over-the counter derivatives:						16.
	RCONG418	RCONG419	RCONG420	RCONG421	RCONG422
a. Net current credit exposure	NR	NR	NR	NR	NR	16.a.
b. Fair value of collateral:						16.b.
	RCONG423	RCONG424	RCONG425	RCONG426	RCONG427
1. Cash — U.S. dollar	NR	NR	NR	NR	NR	16.b.1.
	RCONG428	RCONG429	RCONG430	RCONG431	RCONG432
2. Cash — Other currencies	NR	NR	NR	NR	NR	16.b.2.
	RCONG433	RCONG434	RCONG435	RCONG436	RCONG437
3. U.S. Treasury securities	NR	NR	NR	NR	NR	16.b.3.
4. U.S. Government agency	RCONG438	RCONG439	RCONG440	RCONG441	RCONG442
and U.S. Government-sponsored agency debt securities	NR	NR	NR	NR	NR	16.b.4.
	RCONG443	RCONG444	RCONG445	RCONG446	RCONG447
5. Corporate bonds	NR	NR	NR	NR	NR	16.b.5.
	RCONG448	RCONG449	RCONG450	RCONG451	RCONG452
6. Equity securities	NR	NR	NR	NR	NR	16.b.6.
	RCONG453	RCONG454	RCONG455	RCONG456	RCONG457
7. All other collateral	NR	NR	NR	NR	NR	16.b.7.
8. Total fair value of	RCONG458	RCONG459	RCONG460	RCONG461	RCONG462
collateral (sum of items 16.b.(1) through (7))	NR	NR	NR	NR	NR	16.b.8.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	32
Schedule RC-M — Memoranda

Dollar amounts in thousands
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:			1.
a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests	RCON6164	0	1.a.
b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	RCON6165	0	1.b.
2. Intangible assets other than goodwill:			2.
a. Mortgage servicing assets	RCON3164	0	2.a.
1. Estimated fair value of mortgage servicing assets	RCONA590	0	2.a.1.
b. Purchased credit card relationships and nonmortgage servicing assets	RCONB026	0	2.b.
c. All other identifiable intangible assets	RCON5507	0	2.c.
d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)	RCON0426	0	2.d.
3. Other real estate owned:			3.
a. Construction, land development, and other land	RCON5508	0	3.a.
b. Farmland	RCON5509	0	3.b.
c. 1-4 family residential properties	RCON5510	0	3.c.
d. Multifamily (5 or more) residential properties	RCON5511	0	3.d.
e. Nonfarm nonresidential properties	RCON5512	17,807	3.e.
f. Foreclosed properties from “GNMA loans”	RCONC979	0	3.f.
g. Total (sum of items 3.a through 3.f) (must equal Schedule RC, item 7)	RCON2150	17,807	3.g.
4. Not applicable			4.
5. Other borrowed money:			5.
a. Federal Home Loan Bank advances:			5.a.
1. Advances with a remaining maturity or next repricing date of:			5.a.1.
a. One year or less	RCONF055	108,000	5.a.1.a.
b. Over one year through three years	RCONF056	93,000	5.a.1.b.
c. Over three years through five years	RCONF057	244,000	5.a.1.c.
d. Over five years	RCONF058	35,000	5.a.1.d.
2. Advances with a remaining maturity of one year or less (included in item 5.a.(1)(a) above)	RCON2651	108,000	5.a.2.
3. Structured advances (included in items 5.a.(1)(a) — (d) above)	RCONF059	0	5.a.3.
b. Other borrowings:			5.b.
1. Other borrowings with a remaining maturity of next repricing date of:			5.b.1.
a. One year or less	RCONF060	0	5.b.1.a.
b. Over one year through three years	RCONF061	0	5.b.1.b.
c. Over three years through five years	RCONF062	0	5.b.1.c.
d. Over five years	RCONF063	0	5.b.1.d.
2. Other borrowings with a remaining maturity of one year or less (included in item 5.b.(1)(a) above)	RCONB571	0	5.b.2.
c. Total (sum of items 5.a.(1)(a)-(d) and items 5.b.(1)(a)-(d)) (must equal Schedule RC, item 16)	RCON3190	480,000	5.c.
6. Does the reporting bank sell private label or third party mutual funds and annuities?	RCONB569	No	6.
7. Assets under the reporting bank’s management in proprietary mutual funds and annuities.	RCONB570	0	7.
8. Primary Internet Web site address of the bank (home page), if any (Example: www.examplebank.com)	TEXT4087	Click here for value	8.
9. Do any of the bank’s Internet Web sites have transactional capability, i.e., allow the bank’s customers to execute transactions on their accounts through the Web site?	RCON4088	Yes	9.
10. Secured liabilities:			10.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	33

Dollar amounts in thousands
a. Amount of “Federal funds purchased” that are secured (included in Schedule RC, item 14.a)	RCONF064	0	10.a.
b. Amount of “Other borrowings” that are secured (included in Schedule RC-M, items 5.b.(1)(a) — (d))	RCONF065	0	10.b.
11. Does the bank act as trustee or custodian for Individual Retirement Accounts, Health Savings Accounts, and other similar accounts?	RCONG463	Yes	11.
12. Does the bank provide custody, safekeeping, or other services involving the acceptance of orders for the sale or purchase of securities?	RCONG464	No	12.
13. Assets covered by loss-sharing agreements with the FDIC:			13.
a. Loans and leases (included in Schedule RC, items 4.a and 4.b):			13.a.
1. Loans secured by real estate:			13.a.1.
a. Construction, land development, and other land loans:			13.a.1.a.
1. 1-4 family residential construction loans	RCONK169	0	13.a.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK170	0	13.a.1.a.2.
b. Secured by farmland	RCONK171	0	13.a.1.b.
c. Secured by 1-4 family residential properties:			13.a.1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK172	0	13.a.1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:			13.a.1.c.2.
a. Secured by first liens	RCONK173	0	13.a.1.c.2.a.
b. Secured by junior liens	RCONK174	0	13.a.1.c.2.b.
d. Secured by multifamily (5 or more) residential properties	RCONK175	0	13.a.1.d.
e. Secured by nonfarm nonresidential properties:			13.a.1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK176	0	13.a.1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK177	0	13.a.1.e.2.
2. Not applicable			13.a.2.
3. Commercial and industrial loans	RCONK179	0	13.a.3.
4. Loans to individuals for household, family, and other personal expenditures:			13.a.4.
a. Credit cards	RCONK180	0	13.a.4.a.
b. Automobile loans	RCONK181	0	13.a.4.b.
c. Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONK182	0	13.a.4.c.
5. All other loans and all leases	RCONK183	0	13.a.5.
a. Loans to depository institutions and acceptances of other banks	RCONK184	0	13.a.5.a.
b. Loans to foreign governments and official institutions	RCONK185	0	13.a.5.b.
c. Other loans	RCONK186	0	13.a.5.c.
1. Loans to finance agricultural production and other loans to farmers included in Schedule RC-M, item 13.a.(5)(c), above	RCONK178	0	13.a.5.c.1.
d. Lease financing receivables	RCONK273	0	13.a.5.d.
b. Other real estate owned (included in Schedule RC, item 7):			13.b.
1. Construction, land development, and other land	RCONK187	0	13.b.1.
2. Farmland	RCONK188	0	13.b.2.
3. 1-4 family residential properties	RCONK189	0	13.b.3.
4. Multifamily (5 or more) residential properties	RCONK190	0	13.b.4.
5. Nonfarm nonresidential properties	RCONK191	0	13.b.5.
6. Not applicable			13.b.6.
7. Portion of covered other real estate owned included in items 13.b.(1) through (5) above that is protected by FDIC loss-sharing agreements	RCONK192	0	13.b.7.
c. Debt securities (included in Schedule RC, items 2.a and 2.b)	RCONJ461	0	13.c.
d. Other assets (exclude FDIC loss-sharing indemnification assets)	RCONJ462	0	13.d.
14. Captive insurance and reinsurance subsidiaries:			14.
a. Total assets of captive insurance subsidiaries	RCONK193	0	14.a.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	34

Dollar amounts in thousands
b. Total assets of captive reinsurance subsidiaries	RCONK194	0	14.b.
(TEXT4087) www.capitalsourcebank.com
Schedule RC-N — Past Due and Nonaccrual Loans Leases and Other Assets

	(Column A) Past	(Column B) Past
	due 30 through	due 90 days or
	89 days and still	more and still	(Column C)
Dollar amounts in thousands	accruing	accruing	Nonaccrual
1. Loans secured by real estate:				1.
a. Construction, land development, and other land loans:				1.a.
	RCONF172	RCONF174	RCONF176
1. 1-4 family residential construction loans	0	0	0	1.a.1.
2. Other construction loans and all land development	RCONF173	RCONF175	RCONF177
and other land loans	0	0	107,284	1.a.2.
	RCON3493	RCON3494	RCON3495
b. Secured by farmland	0	0	0	1.b.
c. Secured by 1-4 family residential properties:				1.c.
1. Revolving, open-end loans secured by 1-4 family	RCON5398	RCON5399	RCON5400
residential properties and extended under lines of credit	0	0	0	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:				1.c.2.
	RCONC236	RCONC237	RCONC229
a. Secured by first liens	0	0	0	1.c.2.a.
b. Secured by junior liens	RCONC238	RCONC239	RCONC230
	0	0	0	1.c.2.b.
	RCON3499	RCON3500	RCON3501
d. Secured by multifamily (5 or more) residential properties	0	0	1,811	1.d.
e. Secured by nonfarm nonresidential properties:				1.e.
1. Loans secured by owner-occupied nonfarm nonresidential	RCONF178	RCONF180	RCONF182
properties	1,844	0	12,758	1.e.1.
	RCONF179	RCONF181	RCONF183
2. Loans secured by other nonfarm nonresidential properties	0	0	70,475	1.e.2.
2. Loans to depository institutions and acceptances of other	RCONB834	RCONB835	RCONB836
banks	0	0	0	2.
3. Not applicable				3.
	RCON1606	RCON1607	RCON1608
4. Commercial and industrial loans	0	136	19,031	4.
5. Loans to individuals for household, family, and other personal expenditures:				5.
	RCONB575	RCONB576	RCONB577
a. Credit cards	0	0	0	5.a.
	RCONK213	RCONK214	RCONK215
b. Automobile loans	0	0	0	5.b.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	35

	(Column A) Past	(Column B) Past
	due 30 through	due 90 days or
	89 days and still	more and still	(Column C)
Dollar amounts in thousands	accruing	accruing	Nonaccrual
c. Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONK216	RCONK217	RCONK218
	0	0	0	5.c.
6. Loans to foreign governments and official institutions	RCON5389	RCON5390	RCON5391
	0	0	0	6.
7. All other loans	RCON5459	RCON5460	RCON5461
	0	0	7,678	7.
8. Lease financing receivables	RCON1226	RCON1227	RCON1228
	0	0	0	8.
9. Debt securities and other assets (exclude other real estate owned and other repossessed assets)	RCON3505	RCON3506	RCON3507
	0	0	0	9.
10. Loans and leases reported in items 1 through 8 above that are wholly or partially guaranteed by the U.S. Government, excluding loans and leases covered by loss-sharing agreements with the FDIC:	RCONK036	RCONK037	RCONK038
	0	0	0	10.
a. Guaranteed portion of loans and leases included in item 10 above, excluding rebooked “GNMA loans”	RCONK039	RCONK040	RCONK041
	0	0	0	10.a.
b. Rebooked “GNMA loans” that have been repurchased or are eligible for repurchase included in item 10 above	RCONK042	RCONK043	RCONK044
	0	0	0	10.b.
11. Loans and leases reported in items 1 through 8 above that are covered by loss-sharing agreements with the FDIC:				11.
a. Loans secured by real estate:				11.a.
1. Construction, land development, and other land loans:				11.a.1.
a. 1-4 family residential construction loans	RCONK045	RCONK046	RCONK047
	0	0	0	11.a.1.a.
b. Other construction loans and all land development and other land loans	RCONK048	RCONK049	RCONK050
	0	0	0	11.a.1.b.
2. Secured by farmland	RCONK051	RCONK052	RCONK053
	0	0	0	11.a.2.
3. Secured by 1-4 family residential properties:				11.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK054	RCONK055	RCONK056
	0	0	0	11.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:				11.a.3.b.
1. Secured by first liens	RCONK057	RCONK058	RCONK059
	0	0	0	11.a.3.b.1.
2. Secured by junior liens	RCONK060	RCONK061	RCONK062
	0	0	0	11.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONK063	RCONK064	RCONK065
	0	0	0	11.a.4.
5. Secured by nonfarm nonresidential properties:				11.a.5.
a. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK066	RCONK067	RCONK068
	0	0	0	11.a.5.a.
b. Loans secured by other nonfarm nonresidential properties	RCONK069	RCONK070	RCONK071
	0	0	0	11.a.5.b.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	36

	(Column A) Past	(Column B) Past
	due 30 through	due 90 days or
	89 days and still	more and still	(Column C)
Dollar amounts in thousands	accruing	accruing	Nonaccrual
b. Not applicable				11.b.
	RCONK075	RCONK076	RCONK077
c. Commercial and industrial loans	0	0	0	11.c.
d. Loans to individuals for household, family, and other personal expenditures:				11.d.
	RCONK078	RCONK079	RCONK080
1. Credit cards	0	0	0	11.d.1.
	RCONK081	RCONK082	RCONK083
2. Automobile loans	0	0	0	11.d.2.
3. Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONK084	RCONK085	RCONK086
	0	0	0	11.d.3.
	RCONK087	RCONK088	RCONK089
e. All other loans and all leases	0	0	0	11.e.
1. Loans to depository institutions and acceptances of other banks	RCONK091	RCONK092	RCONK093
	0	0	0	11.e.1.
2. Loans to foreign governments and official institutions	RCONK095	RCONK096	RCONK097
	0	0	0	11.e.2.
3. Other loans	RCONK099	RCONK100	RCONK101
	0	0	0	11.e.3.
a. Loans to finance agricultural production and other loans to farmers included in Schedule RC-N, item 11.e.(3), above	RCONK072	RCONK073	RCONK074
	0	0	0	11.e.3.a.
4. Lease financing receivables	RCONK269	RCONK271	RCONK272
	0	0	0	11.e.4.
f. Portion of covered loans and leases included in items 11.a through	RCONK102	RCONK103	RCONK104
11.e above that is protected by FDIC loss-sharing agreements	0	0	0	11.f.
1. Loans restructured in troubled debt restructurings included in Schedule RC-N, items 1 through 7, above (and not reported in Schedule RC-C, Part 1, Memorandum item 1):				M.1.
a. Construction, land development, and other land loans:				M.1.a.
1. 1-4 family residential construction loans	RCONK105	RCONK106	RCONK107
	0	0	0	M.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK108	RCONK109	RCONK110
	0	0	107,284	M.1.a.2.
b. Loans secured by 1-4 family residential properties	RCONF661	RCONF662	RCONF663
	0	0	0	M.1.b.
c. Secured by multifamily (5 or more) residential properties	RCONK111	RCONK112	RCONK113
	0	0	1,463	M.1.c.
d. Secured by nonfarm nonresidential properties:				M.1.d.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK114	RCONK115	RCONK116
	0	0	0	M.1.d.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK117	RCONK118	RCONK119
	0	0	54,028	M.1.d.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	37

	(Column A) Past	(Column B) Past
	due 30 through	due 90 days or
	89 days and still	more and still	(Column C)
Dollar amounts in thousands	accruing	accruing	Nonaccrual
e. Commercial and industrial loans: Memorandum items 1.e.(1) and (2) are to be completed by banks with $300 million or more in total assets. (Sum of Memorandum items 1.e.(1) and (2) must equal Memorandum item 1.e.)
	RCONK257	RCONK258	RCONK259
	0	0	6,489	M.1.e.
1. To U.S. addressees (domicile)	RCONK120	RCONK121	RCONK122
	0	0	6,489	M.1.e.1.
2. To non-U.S. addressees (domicile)	RCONK123	RCONK124	RCONK125
	0	0	0	M.1.e.2.
f. All other loans (include loans to individuals for household, family,	RCONK126	RCONK127	RCONK128
and other personal expenditures)	0	0	7,678	M.1.f.
1. Loans secured by farmland	RCONK130	RCONK131	RCONK132
	0	0	0	M.1.f.1.
2. Loans to depository institutions and acceptances of other banks	RCONK134	RCONK135	RCONK136
	0	0	0	M.1.f.2.
3. Not applicable				M.1.f.3.
4. Loans to individuals for household, family, and other personal expenditures:
				M.1.f.4.
a. Credit cards	RCONK274	RCONK275	RCONK276
	0	0	0	M.1.f.4.a.
b. Automobile loans	RCONK277	RCONK278	RCONK279
	0	0	0	M.1.f.4.b.
c. Other consumer loans (includes single payment,	RCONK280	RCONK281	RCONK282
installment, all student loans, and revolving credit plans other than credit cards)	0	0	0
				M.1.f.4.c.
5. Loans to foreign governments and official institutions	RCONK283	RCONK284	RCONK285
	0	0	0	M.1.f.5.
6. Other loans	RCONK286	RCONK287	RCONK288
	0	0	0	M.1.f.6.
a. Loans to finance agricultural production and other loans to farmers included in Schedule RC-N, Memorandum item 1.f.(6), above	RCONK138	RCONK139	RCONK140
	0	0	0	M.1.f.6.a.
2. Loans to finance commercial real estate, construction, and land	RCON6558	RCON6559	RCON6560
development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above	0	0	7,678	M.2.
3. Not available				M.3.
a. Loans secured by real estate to non-U.S. addressees (domicile)	RCON1248	RCON1249	RCON1250
(included in Schedule RC-N, item 1, above)	0	0	0	M.3.a.
b. Loans to and acceptances of foreign banks (included in Schedule	RCON5380	RCON5381	RCON5382
RC-N, item 2, above)	0	0	0	M.3.b.
c. Commercial and industrial loans to non-U.S. addressees	RCON1254	RCON1255	RCON1256
(domicile) (included in Schedule RC-N, item 4, above)	0	0	0	M.3.c.
d. Leases to individuals for household, family, and other personal	RCONF166	RCONF167	RCONF168
expenditures (included in Schedule RC-N, item 8, above)	0	0	0	M.3.d.
4. Loans to finance agricultural production and other loans to farmers	RCON1594	RCON1597	RCON1583
(included in Schedule RC-N, item 7, above)	0	0	0	M.4.
5. Loans and leases held for sale and loans measured at fair value (included in Schedule RC-N, items 1 through 8, above):				M.5.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	38

	(Column A) Past	(Column B) Past
	due 30 through	due 90 days or
	89 days and still	more and still	(Column C)
Dollar amounts in thousands	accruing	accruing	Nonaccrual
a. Loans and leases held for sale	RCONC240	RCONC241	RCONC226
	0	0	0	M.5.a.
b. Loans measured at fair value:				M.5.b.
1. Fair value	RCONF664	RCONF665	RCONF666
	0	0	0	M.5.b.1.
2. Unpaid principal balance	RCONF667	RCONF668	RCONF669
	0	0	0	M.5.b.2.
Schedule RC-N — Past Due and Nonaccrual Loans Leases and Other Assets

	(Column A) Past due 30		(Column B) Past due 90
Dollar amounts in thousands	through 89 days		days or more
6. Derivative contracts: Fair value of amounts carried as assets	RCON3529	0	RCON3530	0 M.6
Schedule RC-N — Past Due and Nonaccrual Loans Leases and Other Assets

Dollar amounts in thousands
7. Additions to nonaccrual assets during the quarter	RCONC410	67,626	M.7.
8. Nonaccrual assets sold during the quarter	RCONC411	0	M.8.
Schedule RC-O — Other Data for Deposit Insurance and FICO Assessments

Dollar amounts in thousands
1. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCONF236	4,796,163	1.
2. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions	RCONF237	0	2.
3. Not applicable			3.
4. Average consolidated total assets	RCONK652	6,252,031	4.
a. Averaging method used (for daily averaging, enter 1; for weekly averaging, enter 2)	RCONK653	1	4.a.
5. Average tangible equity	RCONK654	813,058	5.
6. Holdings of long-term unsecured debt issued by other FDIC-insured depository institutions	RCONK655	0	6.
7. Unsecured “Other borrowings” with a remaining maturity of (sum of items 7.a through 7.d must be less than or equal to Schedule RC-M, items 5.b.(1)(a)-(d) minus item 10.b):			7.
a. One year or less	RCONG465	0	7.a.
b. Over one year through three years	RCONG466	0	7.b.
c. Over three years through five years	RCONG467	0	7.c.
d. Over five years	RCONG468	0	7.d.
8. Subordinated notes and debentures with a remaining maturity of (sum of items 8.a through 8.d must equal Schedule RC, item 19):			8.
a. One year or less	RCONG469	0	8.a.
b. Over one year through three years	RCONG470	0	8.b.
c. Over three years through five years	RCONG471	0	8.c.
d. Over five years	RCONG472	0	8.d.
9. Reciprocal brokered deposits (included in Schedule RC-E, part I, Memorandum item 1.b)	RCONG803	0	9.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	39

Dollar amounts in thousands
10. Banker’s bank certification: Does the reporting institution meet both the statutory definition of a banker’s bank and the business conduct test set forth in FDIC regulations? If the answer to item 10 is “YES,” complete items 10.a and 10.b	RCONK656	No	10.
a. Banker’s bank deduction	RCONK657	NR	10. a.
b. Banker’s bank deduction limit	RCONK658	NR	10. b.
11. Custodial bank certification: Does the reporting institution meet the definition of a custodial bank set forth in FDIC regulations? If the answer to item 11 is “YES,” complete items 11.a and 11.b	RCONK659	No	11.
a. Custodial bank deduction	RCONK660	NR	11. a.
b. Custodial bank deduction limit	RCONK661	NR	11. b.
1. Total deposit liabilities of the bank (including related interest accrued and unpaid) less allowable exclusions (including related interest accrued and unpaid) (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC-O, item 1 less item 2):
			M.1.
a. Deposit accounts (excluding retirement accounts) of $250,000 or less:			M.1.a.
1. Amount of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF049	3,785,456	M.1.a.1.
2. Number of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF050	74802	M.1.a.2.
b. Deposit accounts (excluding retirement accounts) of more than $250,000:			M.1.b.
1. Amount of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF051	608,589	M.1.b.1.
2. Number of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF052	1452	M.1.b.2.
c. Retirement deposit accounts of $250,000 or less:			M.1.c.
1. Amount of retirement deposit accounts of $250,000 or less	RCONF045	387,549	M.1.c.1.
2. Number of retirement deposit accounts of $250,000 or less	RCONF046	10823	M.1.c.2.
d. Retirement deposit accounts of more than $250,000:			M.1.d.
1. Amount of retirement deposit accounts of more than $250,000	RCONF047	14,569	M.1.d.1.
2. Number of retirement deposit accounts of more than $250,000	RCONF048	47	M.1.d.2.
2. Estimated amount of uninsured deposits, including related interest accrued and unpaid (see instructions)	RCON5597	359,663	M.2.
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank’s or parent savings association’s Call Report or Thrift Financial Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:
			M.3.
a. Legal title	TEXTA545		M.3.a.
b. FDIC Certificate Number	RCONA545	0	M.3.b.
4. Not applicable			M.4.
5. Noninterest-bearing transaction accounts (as defined in Section 343 of the Dodd-Frank Act) of more than $250,000 (see instructions):			M.5.
a. Amount of noninterest-bearing transaction accounts of more than $250,000	RCONJ944	2,277	M.5.a.
b. Number of noninterest-bearing transaction accounts of more than $250,000	RCONJ945	2	M.5.b.
6. Criticized and classified items:			M.6.
a. Special mention	RCONK663	CONF	M.6.a.
b. Substandard	RCONK664	CONF	M.6.b.
c. Doubtful	RCONK665	CONF	M.6.c.
d. Loss	RCONK666	CONF	M.6.d.
7. Nontraditional 1-4 family residential mortgage loans	RCONK675	CONF	M.7.
8. Subprime consumer loans	RCONK667	CONF	M.8.
9. Leveraged loans and securities	RCONK668	CONF	M.9.
10. Commitments to fund construction, land development, and other land loans secured by real estate:			M.10.
a. Total unfunded commitments	RCONK676	NR	M.10.a.
b. Portion of unfunded commitments guaranteed or insured by the U.S. government (including the FDIC)	RCONK677	NR	M.10.b.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	40

Dollar amounts in thousands
11. Amount of other real estate owned recoverable from the U.S. government under guarantee or insurance provisions (excluding FDIC loss-sharing agreements)	RCONK669	NR	M.11.
12. Nonbrokered time deposits of more than $250,000 (included in Schedule RC-E, Memorandum item 2.d)	RCONK678	NR	M.12.
13. Portion of funded loans guaranteed or insured by the U.S. government (excluding FDIC loss-sharing agreements):			M.13.
a. Construction, land development, and other land loans secured by real estate	RCONK679	NR	M.13.a.
b. Loans secured by multifamily residential and nonfarm nonresidential properties	RCONK680	NR	M.13.b.
c. Closed-end loans secured by first liens on 1-4 family residential properties	RCONK681	NR	M.13.c.
d. Closed-end loans secured by junior liens on 1-4 family residential properties and revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK682	NR	M.13.d.
e. Commercial and industrial loans	RCONK670	NR	M.13.e.
f. Credit card loans to individuals for household, family, and other personal expenditures.	RCONK671	NR	M.13.f.
g. Other consumer loans (includes other revolving credit plans, automobile loans, single payment, installment, and all student loans)	RCONK672	NR	M.13.g.
14. Amount of the institution’s largest counterparty exposure	RCONK673	CONF	M.14.
15. Total amount of the institution’s 20 largest counterparty exposures	RCONK674	CONF	M.15.
Schedule RC-P — 1-4 Family Residential Mortgage Banking Activities

Dollar amounts in thousands
1. Retail originations during the quarter of 1-4 family residential mortgage loans for sale:			1.
a. Closed-end first liens	RCONF066	0	1.a.
b. Closed-end junior liens	RCONF067	0	1.b.
c. Open-end loans extended under lines of credit:			1.c.
1. Total commitment under the lines of credit	RCONF670	0	1.c.1.
2. Principal amount funded under the lines of credit	RCONF671	0	1.c.2.
2. Wholesale originations and purchases during the quarter of 1-4 family residential mortgage loans for sale:			2.
a. Closed-end first liens	RCONF068	0	2. a.
b. Closed-end junior liens	RCONF069	0	2. b.
c. Open-end loans extended under lines of credit:			2.c.
1. Total commitment under the lines of credit	RCONF672	0	2.c.1.
2. Principal amount funded under the lines of credit	RCONF673	0	2.c.2.
3. 1-4 family residential mortgages sold during the quarter:			3.
a. Closed-end first liens	RCONF070	0	3. a.
b. Closed-end junior liens	RCONF071	0	3. b.
c. Open-end loans extended under lines of credit:			3.c.
1. Total commitment under the lines of credit	RCONF674	0	3.c.1.
2. Principal amount funded under the lines of credit	RCONF675	0	3.c.2.
4. 1-4 family residential mortgages held for sale at quarter-end (included in Schedule RC, item 4.a):			4.
a. Closed-end first liens	RCONF072	0	4.a.
b. Closed-end junior liens	RCONF073	0	4.b.
c. Open-end loans extended under lines of credit:			4.c.
1. Total commitment under the lines of credit	RCONF676	0	4.c.1.
2. Principal amount funded under the lines of credit	RCONF677	0	4.c.2.
5. Noninterest income for the quarter from the sale, securitization, and servicing of 1-4 family residential mortgage loans (included in Schedule RI, items 5.f, 5.g, and 5.i):			5.
a. Closed-end 1-4 family residential mortgage loans	RIADF184	0	5.a.
b. Open-end 1-4 family residential mortgage loans extended under lines of credit	RIADF560	0	5.b.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	41

Dollar amounts in thousands
6. Repurchases and indemnifications of 1-4 family residential mortgage loans during the quarter:			6.
a. Closed-end first liens	RCONF678	0	6.a.
b. Closed-end junior liens	RCONF679	0	6.b.
c. Open-end loans extended under line of credit:			6.c.
1. Total commitment under the lines of credit	RCONF680	0	6.c.1.
2. Principal amount funded under the lines of credit	RCONF681	0	6.c.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	42
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

		(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
1. Available-for-sale securities	RCON1773	RCONG474	RCONG475	RCONG476	RCONG477
	1,447,826	0	0	1,447,826	0	1.
2. Federal funds sold and securities purchased under	RCONG478	RCONG479	RCONG480	RCONG481	RCONG482
agreements to resell	0	0	0	0	0	2.
3. Loans and leases held for sale	RCONG483	RCONG484	RCONG485	RCONG486	RCONG487
	0	0	0	0	0	3.
4. Loans and leases held for	RCONG488	RCONG489	RCONG490	RCONG491	RCONG492
investment	0	0	0	0	0	4.
5. Trading assets:						5.
a. Derivative assets	RCON3543	RCONG493	RCONG494	RCONG495	RCONG496
	0	0	0	0	0	5.a.
b. Other trading assets	RCONG497	RCONG498	RCONG499	RCONG500	RCONG501
	0	0	0	0	0	5.b.
1. Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q,	RCONF240	RCONF684	RCONF692	RCONF241	RCONF242
item 5.b, above)	0	0	0	0	0	5.b.1.
6. All other assets	RCONG391	RCONG392	RCONG395	RCONG396	RCONG804
	0	0	0	0	0	6.
7. Total assets measured at fair value on a recurring basis (sum of items 1 through 5.b	RCONG502	RCONG503	RCONG504	RCONG505	RCONG506
plus item 6)	1,447,826	0	0	1,447,826	0	7.
8. Deposits	RCONF252	RCONF686	RCONF694	RCONF253	RCONF254
	0	0	0	0	0	8.
9. Federal funds purchased and securities sold under	RCONG507	RCONG508	RCONG509	RCONG510	RCONG511
agreements to repurchase	0	0	0	0	0	9.
10. Trading liabilities:						10.
a. Derivative liabilities	RCON3547	RCONG512	RCONG513	RCONG514	RCONG515
	0	0	0	0	0	10.a.
b. Other trading liabilities	RCONG516	RCONG517	RCONG518	RCONG519	RCONG520
	0	0	0	0	0	10.b.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	43

		(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
11. Other borrowed money	RCONG521	RCONG522	RCONG523	RCONG524	RCONG525
	0	0	0	0	0	11.
12. Subordinated notes and debentures	RCONG526	RCONG527	RCONG528	RCONG529	RCONG530
	0	0	0	0	0	12.
13. All other liabilities	RCONG805	RCONG806	RCONG807	RCONG808	RCONG809
	0	0	0	0	0	13.
14. Total liabilities measured at fair value on a recurring basis (sum of items 8 through 13)	RCONG531	RCONG532	RCONG533	RCONG534	RCONG535
	0	0	0	0	0	14.
1. All other assets (itemize and describe amounts included in Schedule RC-Q, item 6, that are greater than $25,000 and exceed 25% of item 6):						M.1.
a. Mortgage servicing assets	RCONG536	RCONG537	RCONG538	RCONG539	RCONG540
	0	0	0	0	0	M.1.a.
b. Nontrading derivative assets	RCONG541	RCONG542	RCONG543	RCONG544	RCONG545
	0	0	0	0	0	M.1.b.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	44
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
c. Disclose component and the dollar amount of that component:		M.1.c.
1. Describe component	TEXTG546	M.1.c.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	45
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCONG546	RCONG547	RCONG548	RCONG549	RCONG550
2. Amount of component	0	0	0	0	0	M.1.c.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	46
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
d. Disclose component and the dollar amount of that component:		M.1.d.
1. Describe component	TEXTG551	M.1.d.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	47
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCONG551	RCONG552	RCONG553	RCONG554	RCONG555
2. Amount of component	0	0	0	0	0	M.1.d.2

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	48
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
e. Disclose component and the dollar amount of that component:		M.1.e.
1. Describe component	TEXTG556	M.1.e.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	49
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCONG556	RCONG557	RCONG558	RCONG559	RCONG560
2. Amount of component	0	0	0	0	0	M.1.e.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	50
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
f. Disclose component and the dollar amount of that component:		M.1.f.
1. Describe component	TEXTG561	M.1.f.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	51
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCONG561	RCONG562	RCONG563	RCONG564	RCONG565
2. Amount of component	0	0	0	0	0	M.1.f.2.
2. All other liabilities (itemize and describe amounts included in Schedule RC-Q, item 13, that are greater than $25,000 and exceed 25% of item 13):						M.2.
a. Loan commitments (not accounted for as derivatives)	RCONF261	RCONF689	RCONF697	RCONF262	RCONF263
	0	0	0	0	0	M.2.a.
	RCONG566	RCONG567	RCONG568	RCONG569	RCONG570
b. Nontrading derivative liabilities	0	0	0	0	0	M.2.b.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	52
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
c. Disclose component and the dollar amount of that component:		M.2.c.
1. Describe component	TEXTG571	M.2.c.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	53
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCONG571	RCONG572	RCONG573	RCONG574	RCONG575
2. Amount of component	0	0	0	0	0	M.2.c.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	54
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
d. Disclose component and the dollar amount of that component:		M.2.d.
1. Describe component	TEXTG576	M.2.d.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	55
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCONG576	RCONG577	RCONG578	RCONG579	RCONG580
2. Amount of component	0	0	0	0	0	M.2.d.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	56
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
e. Disclose component and the dollar amount of that component:		M.2.e.
1. Describe component	TEXTG581	M.2.e.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	57
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCONG581	RCONG582	RCONG583	RCONG584	RCONG585
2. Amount of component	0	0	0	0	0	M.2.e.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	58
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
f. Disclose component and the dollar amount of that component:		M.2.f.
1. Describe component	TEXTG586	M.2.f.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	59
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCONG586	RCONG587	RCONG588	RCONG589	RCONG590
2. Amount of component	0	0	0	0	0	M.2.f.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	60
Schedule RC-R — Regulatory Capital

Dollar amounts in thousands
1. Total bank equity capital (from Schedule RC, item 27.a)	RCON3210	994,998	1.
2. Net unrealized gains (losses) on available-for-sale securities	RCON8434	14,957	2.
3. Net unrealized loss on available-for-sale equity securities	RCONA221	0	3.
4. Accumulated net gains (losses) on cash flow hedges	RCON4336	0	4.
5. Nonqualifying perpetual preferred stock	RCONB588	0	5.
6. Qualifying noncontrolling (minority) interests in consolidated subsidiaries	RCONB589	0	6.
7. Not available			7.
a. Disallowed goodwill and other disallowed intangible assets	RCONB590	159,253	7.a.
b. Cumulative change in fair value of all financial liabilities accounted for under a fair value option that is included in retained earnings and is attributable to changes in the bank’s own creditworthiness	RCONF264	0	7.b.
8. Subtotal	RCONC227	820,788	8.
9. Not available			9.
a. Disallowed servicing assets and purchased credit card relationships	RCONB591	0	9.a.
b. Disallowed deferred tax assets	RCON5610	0	9.b.
10. Other additions to (deductions from) Tier 1 capital	RCONB592	0	10.
11. Tier 1 capital	RCON8274	820,788	11.
12. Qualifying subordinated debt and redeemable preferred stock	RCON5306	0	12.
13. Cumulative perpetual preferred stock includible in Tier 2 capital	RCONB593	0	13.
14. Allowance for loan and lease losses includible in Tier 2 capital	RCON5310	59,590	14.
15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital	RCON2221	0	15.
16. Other Tier 2 capital components	RCONB594	0	16.
17. Tier 2 capital	RCON5311	59,590	17.
18. Allowable Tier 2 capital	RCON8275	59,590	18.
19. Tier 3 capital allocated for market risk	RCON1395	0	19.
20. Deductions for total risk-based capital	RCONB595	0	20.
21. Total risk-based capital	RCON3792	880,378	21.
22. Average total assets (from Schedule RC-K, item 9)	RCON3368	6,252,031	22.
23. Disallowed goodwill and other disallowed intangible assets (from item 7 above)	RCONB590	159,253	23.
24. Disallowed servicing assets and purchased credit card relationships (from item 9.a above)	RCONB591	0	24.
25. Disallowed deferred tax assets (from item 9.b above)	RCON5610	0	25.
26. Other deductions from assets for leverage capital purposes	RCONB596	0	26.
27. Average total assets for leverage capital purposes	RCONA224	6,092,778	27.
28. Not available			28.
a. Adjustment to Tier 1 capital reported in item 11	RCONC228	0	28.a.
b. Adjustment to total risk-based capital reported in item 21	RCONB503	0	28.b.
29. Adjustment to risk-weighted assets reported in item 62	RCONB504	0	29.
30. Adjustment to average total assets reported in item 27	RCONB505	0	30.
Schedule RC-R — Regulatory Capital

	(Column A) Percentage
	(Banks with Financial		(Column B) Percentage
Dollar amounts in thousands	Subsidiaries)		(All Banks)
31. Tier 1 leverage ratio	RCON7273	0.000000	RCON7204	0.134715	31.
32. Tier 1 risk-based capital ratio	RCON7274	0.000000	RCON7206	0.174032	32.
33. Total risk-based capital ratio	RCON7275	0.000000	RCON7205	0.186666	33.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	61
Schedule RC-R — Regulatory Capital

		(Column B)	(Column C)	(Column D)	(Column E)	(Column F)
	(Column A)	Items Not	Allocation by	Allocation by	Allocation by	Allocation by
	Totals (from	Subject to	Risk Weight	Risk Weight	Risk Weight	Risk Weight
Dollar amounts in thousands	Schedule RC)	Risk-Weighting	Category 0%	Category 20%	Category 50%	Category 100%
34. Cash and balances dues from depository institutions	RCON0010	RCONC869	RCONB600	RCONB601		RCONB602
	163,147	0	162,712	435		0	34.
35. Held-to-maturity securities	RCON1754	RCONB603	RCONB604	RCONB605	RCONB606	RCONB607
	355,168	0	0	311,178	0	43,990	35.
36. Available-for-sale securities	RCON1773	RCONB608	RCONB609	RCONB610	RCONB611	RCONB612
	1,447,826	18,483	620,527	774,879	10,929	23,008	36.
37. Federal funds sold and securities purchased under agreements to resell	RCONC225		RCONC063	RCONC064		RCONB520
	0		0	0		0	37.
38. Loans and leases held for sale	RCON5369	RCONB617	RCONB618	RCONB619	RCONB620	RCONB621
	108,110	0	0	0	0	108,110	38.
39. Loans and leases, net of unearned income	RCONB528	RCONB622	RCONB623	RCONB624	RCONB625	RCONB626
	4,038,356	0	50,957	84,066	279,329	3,624,004	39.
40. Allowance for loan and lease losses	RCON3123	RCON3123
	108,592	108,592					40.
41. Trading Assets	RCON3545	RCONB627	RCONB628	RCONB629	RCONB630	RCONB631
	0	0	0	0	0	0	41.
42. All other assets	RCONB639	RCONB640	RCONB641	RCONB642	RCONB643	RCON5339
	367,790	173,135	13,337	58,491	0	122,827	42.
43. Total Assets	RCON2170	RCONB644	RCON5320	RCON5327	RCON5334	RCON5340
	6,371,805	83,026	847,533	1,229,049	290,258	3,921,939	43.
Schedule RC-R — Regulatory Capital

	(Column A)	(Column B)	(Column C)	(Column D)	(Column E)	(Column F)
	Face Value or	Credit	Allocation by	Allocation by	Allocation by	Allocation by
	Notional	Equivalent	Risk Weight	Risk Weight	Risk Weight	Risk Weight
Dollar amounts in thousands	Amount	Amount	Category 0%	Category 20%	Category 50%	Category 100%
44. Financial standby letters of credit	RCONB546	RCONB547	RCONB548	RCONB581	RCONB582	RCONB583
	95,919	95,919	0	0	0	95,919	44.
45. Performance standby letters of credit	RCON3821	RCONB650	RCONB651	RCONB652	RCONB653	RCONB654
	0	0	0	0	0	0	45.
46. Commercial and similar letters of credit	RCON3411	RCONB655	RCONB656	RCONB657	RCONB658	RCONB659
	0	0	0	0	0	0	46.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	62

	(Column A)	(Column B)	(Column C)	(Column D)	(Column E)	(Column F)
	Face Value or	Credit	Allocation by	Allocation by	Allocation by	Allocation by
	Notional	Equivalent	Risk Weight	Risk Weight	Risk Weight	Risk Weight
Dollar amounts in thousands	Amount	Amount	Category 0%	Category 20%	Category 50%	Category 100%
47. Risk participations in bankers acceptances acquired by the	RCON3429	RCONB660	RCONB661	RCONB662		RCONB663
reporting institution	0	0	0	0		0	47.
48. Securities lent	RCON3433	RCONB664	RCONB665	RCONB666	RCONB667	RCONB668
	0	0	0	0	0	0	48.
49. Retained recourse on small business obligations sold with recourse	RCONA250	RCONB669	RCONB670	RCONB671	RCONB672	RCONB673
	0	0	0	0	0	0	49.
50. Recourse and direct credit substitutes (other than financial	RCONB541	RCONB542				RCONB543
standby letters of credit) subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement	0	0				0	50.
51. All other financial assets sold with recourse	RCONB675	RCONB676	RCONB677	RCONB678	RCONB679	RCONB680
	0	0	0	0	0	0	51.
52. All other off-balance sheet liabilities	RCONB681	RCONB682	RCONB683	RCONB684	RCONB685	RCONB686
	0	0	0	0	0	0	52.
53. Unused commitments:							53.
a. With an original maturity exceeding one year	RCON3833	RCONB687	RCONB688	RCONB689	RCONB690	RCONB691
	715,974	357,987	0	0	0	357,987	53.a.
b. With an original maturity of one year or less to asset-backed	RCONG591	RCONG592	RCONG593	RCONG594	RCONG595	RCONG596
commercial paper conduits	0	0	0	0	0	0	53.b.
54. Derivative contracts		RCONA167	RCONB693	RCONB694	RCONB695
		860	0	0	860		54.
55. Total assets, derivatives, and off-balance sheet items by risk			RCONB696	RCONB697	RCONB698	RCONB699
weight category			847,533	1,229,049	291,118	4,375,845	55.
56. Risk weight factor							56.
			RCONB700	RCONB701	RCONB702	RCONB703
57. Risk-weighted assets by risk weight category			0	245,810	145,559	4,375,845	57.
						RCON1651
58. Market risk equivalent assets						0	58.
59. Risk-weighted assets before deductions for excess allowance						RCONB704
for loan and lease losses and allocated transfer risk reserve						4,767,214	59.
60. Excess allowance for loan and lease losses						RCONA222
						50,897	60.
						RCON3128
61. Allocated transfer risk reserve						0	61.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	63

	(Column A)	(Column B)	(Column C)	(Column D)	(Column E)	(Column F)
	Face Value or	Credit	Allocation by	Allocation by	Allocation by	Allocation by
	Notional	Equivalent	Risk Weight	Risk Weight	Risk Weight	Risk Weight
Dollar amounts in thousands	Amount	Amount	Category 0%	Category 20%	Category 50%	Category 100%
RCONA223
62. Total risk-weighted assets						4,716,317	62.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	64
Schedule RC-R — Regulatory Capital

Dollar amounts in thousands
1. Current credit exposure across all derivative contracts covered by the risk-based capital standards	RCON8764	0	M.1.
Schedule RC-R — Regulatory Capital

		(Column B) With
		a remaining
	(Column A) With	maturity of over	(Column C) With
	a remaining	one year	a remaining
	maturity of one	through five	maturity of over
Dollar amounts in thousands	year or less	years	five years
2. Notional principal amounts of derivative contracts:				M.2.
a. Interest rate contracts	RCON3809	RCON8766	RCON8767
	0	0	0	M.2.a.
b. Foreign exchange contracts	RCON3812	RCON8769	RCON8770
	0	17,192	0	M.2.b.
c. Gold contracts	RCON8771	RCON8772	RCON8773
	0	0	0	M.2.c.
d. Other precious metals contracts	RCON8774	RCON8775	RCON8776
	0	0	0	M.2.d.
e. Other commodity contracts	RCON8777	RCON8778	RCON8779
	0	0	0	M.2.e.
f. Equity derivative contracts	RCONA000	RCONA001	RCONA002
	0	0	0	M.2.f.
g. Credit derivative contracts: Purchased credit protection that (a) is a covered position under the market risk rule or (b) is not a covered position under the market risk rule and is not recognized as a guarantee for risk-based capital purposes:
				M.2.g.
1. Investment grade	RCONG597	RCONG598	RCONG599
	0	0	0	M.2.g.1.
2. Subinvestment grade	RCONG600	RCONG601	RCONG602
	0	0	0	M.2.g.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	65
Schedule RC-S — Servicing Securitization and Asset Sale Activities

							(Column G)
							All Other
	(Column A)				(Column E)	(Column F)	Loans, All
	1-4 Family	(Column B)	(Column C)		Other	Commercial	Leases, and
	Residential	Home Equity	Credit Card	(Column D)	Consumer	and Industrial	All Other
Dollar amounts in thousands	Loans	Lines	Receivables	Auto Loans	Loans	Loans	Assets
1. Outstanding principal balance of assets sold and securitized by the reporting	RCONB705	RCONB706	RCONB707	RCONB708	RCONB709	RCONB710	RCONB711
bank with servicing retained or with recourse or other seller-provided credit enhancements	0	0	0	0	0	0	0	1.
2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1 in the form of:								2.
a. Credit-enhancing interest-only strips (included in	RCONB712	RCONB713	RCONB714	RCONB715	RCONB716	RCONB717	RCONB718
Schedules RC-B or RC-F or in Schedule RC, item 5)	0	0	0	0	0	0	0	2.a.
b. Subordinated securities and other residual interests	RCONC393	RCONC394	RCONC395	RCONC396	RCONC397	RCONC398	RCONC399
	0	0	0	0	0	0	0	2.b.
c. Standby letters of credit and other enhancements	RCONC400	RCONC401	RCONC402	RCONC403	RCONC404	RCONC405	RCONC406
	0	0	0	0	0	0	0	2.c.
3. Reporting bank’s unused commitments to provide liquidity to structures	RCONB726	RCONB727	RCONB728	RCONB729	RCONB730	RCONB731	RCONB732
reported in item 1	0	0	0	0	0	0	0	3.
4. Past due loan amounts included in item 1:								4.
a. 30-89 days past due	RCONB733	RCONB734	RCONB735	RCONB736	RCONB737	RCONB738	RCONB739
	0	0	0	0	0	0	0	4.a.
b. 90 days or more past due	RCONB740	RCONB741	RCONB742	RCONB743	RCONB744	RCONB745	RCONB746
	0	0	0	0	0	0	0	4.b.
5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):								5.
a. Charge-offs	RIADB747	RIADB748	RIADB749	RIADB750	RIADB751	RIADB752	RIADB753
	0	0	0	0	0	0	0	5.a.
b. Recoveries	RIADB754	RIADB755	RIADB756	RIADB757	RIADB758	RIADB759	RIADB760
	0	0	0	0	0	0	0	5.b.
6. Amount of ownership (or seller’s) interests carried as:								6.
a. Securities (included in Schedule RC-B or in Schedule		RCONB761	RCONB762			RCONB763
RC, item 5)		0	0			0		6.a.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	66

							(Column G)
							All Other
	(Column A)				(Column E)	(Column F)	Loans, All
	1-4 Family	(Column B)	(Column C)		Other	Commercial	Leases, and
	Residential	Home Equity	Credit Card	(Column D)	Consumer	and Industrial	All Other
Dollar amounts in thousands	Loans	Lines	Receivables	Auto Loans	Loans	Loans	Assets
b. Loans (included in Schedule RC-C)		RCONB500	RCONB501			RCONB502
		0	0			0		6.b.
7. Past due loan amounts included in interests reported in item 6.a:								7.
a. 30-89 days past due		RCONB764	RCONB765			RCONB766
		0	0			0		7.a.
b. 90 days or more past due		RCONB767	RCONB768			RCONB769
		0	0			0		7.b.
8. Charge-offs and recoveries on loan amounts included in
interests reported in item 6.a (calendar year-to-date):								8.
		RIADB770	RIADB771			RIADB772
a. Charge-offs		0	0			0		8.a.
		RIADB773	RIADB774			RIADB775
b. Recoveries		0	0			0		8.b.
9. Maximum amount of credit exposure arising from credit	RCONB776	RCONB777	RCONB778	RCONB779	RCONB780	RCONB781	RCONB782
enhancements provided by the reporting bank to other institutions’ securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements	0	0	0	0	0	0	0	9.
10. Reporting bank’s unused commitments to provide liquidity to other	RCONB783	RCONB784	RCONB785	RCONB786	RCONB787	RCONB788	RCONB789
institutions’ securitization structures	0	0	0	0	0	0	0	10.
11. Assets sold with recourse or other seller-provided credit enhancements	RCONB790	RCONB791	RCONB792	RCONB793	RCONB794	RCONB795	RCONB796
and not securitized by the reporting bank	0	0	0	0	0	0	0	11.
12. Maximum amount of credit exposure arising from recourse or other	RCONB797	RCONB798	RCONB799	RCONB800	RCONB801	RCONB802	RCONB803
seller-provided credit enhancements provided to assets reported in item 11	0	0	0	0	0	0	0	12.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	67
Schedule RC-S — Servicing Securitization and Asset Sale Activities

Dollar amounts in thousands
1. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:			M.1.
a. Outstanding principal balance	RCONA249	0	M.1.a.
b. Amount of retained recourse on these obligations as of the report date	RCONA250	0	M.1.b.
2. Outstanding principal balance of assets serviced for others (includes participations serviced for others):			M.2.
a. Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	RCONB804	0	M.2.a.
b. Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	RCONB805	0	M.2.b.
c. Other financial assets (includes home equity lines)	RCONA591	3,102,583	M.2.c.
d. 1-4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans)	RCONF699	0	M.2.d.
3. Asset-backed commercial paper conduits:			M.3.
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:			M.3.a.
1. Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCONB806	0	M.3.a.1.
2. Conduits sponsored by other unrelated institutions	RCONB807	0	M.3.a.2.
b. Unused commitments to provide liquidity to conduit structures:			M.3.b.
1. Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCONB808	0	M.3.b.1.
2. Conduits sponsored by other unrelated institutions	RCONB809	0	M.3.b.2.
4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, column C	RCONC407	NR	M.4.
Schedule RC-T — Fiduciary and Related Services

Dollar amounts in thousands
1. Does the institution have fiduciary powers? (If “NO,” do not complete Schedule RC-T.)	RCONA345	No	1.
2. Does the institution exercise the fiduciary powers it has been granted?	RCONA346	No	2.
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If “NO,” do not complete the rest of Schedule RC-T.)	RCONB867	No	3.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	68
Schedule RC-T — Fiduciary and Related Services

		(Column B)	(Column C) Number	(Column D) Number
	(Column A)	Non-Managed	of Managed	of Non-Managed
Dollar amounts in thousands	Managed Assets	Assets	Accounts	Accounts
4. Personal trust and agency accounts	RCONB868	RCONB869	RCONB870	RCONB871
	NR	NR	NR	NR	4.
5. Employee benefit and retirement-related trust and agency accounts:					5.
a. Employee benefit — defined contribution	RCONB872	RCONB873	RCONB874	RCONB875
	NR	NR	NR	NR	5.a.
b. Employee benefit — defined benefit	RCONB876	RCONB877	RCONB878	RCONB879
	NR	NR	NR	NR	5.b.
c. Other employee benefit and retirement-related accounts	RCONB880	RCONB881	RCONB882	RCONB883
	NR	NR	NR	NR	5.c.
6. Corporate trust and agency accounts	RCONB884	RCONB885	RCONC001	RCONC002
	NR	NR	NR	NR	6.
7. Investment management and investment advisory agency accounts	RCONB886	RCONJ253	RCONB888	RCONJ254
	NR	NR	NR	NR	7.
8. Foundation and endowment trust and agency accounts	RCONJ255	RCONJ256	RCONJ257	RCONJ258
	NR	NR	NR	NR	8.
9. Other fiduciary accounts	RCONB890	RCONB891	RCONB892	RCONB893
	NR	NR	NR	NR	9.
10. Total fiduciary accounts (sum of items 4 through 9)	RCONB894	RCONB895	RCONB896	RCONB897
	NR	NR	NR	NR	10.
		RCONB898		RCONB899
11. Custody and safekeeping accounts		NR		NR	11.
12. Not applicable					12.
13. Individual Retirement Accounts, Health Savings Accounts, and other similar	RCONJ259	RCONJ260	RCONJ261	RCONJ262
accounts (included in items 5.c and 11)	NR	NR	NR	NR	13.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	69
Schedule RC-T — Fiduciary and Related Services

Dollar amounts in thousands
14. Personal trust and agency accounts	RIADB904	NR	14.
15. Employee benefit and retirement-related trust and agency accounts:			15.
a. Employee benefit — defined contribution	RIADB905	NR	15.a.
b. Employee benefit — defined benefit	RIADB906	NR	15.b.
c. Other employee benefit and retirement-related accounts	RIADB907	NR	15.c.
16. Corporate trust and agency accounts	RIADA479	NR	16.
17. Investment management and investment advisory agency accounts	RIADJ315	NR	17.
18. Foundation and endowment trust and agency accounts	RIADJ316	NR	18.
19. Other fiduciary accounts	RIADA480	NR	19.
20. Custody and safekeeping accounts	RIADB909	NR	20.
21. Other fiduciary and related services income	RIADB910	NR	21.
22. Total gross fiduciary and related services income (sum of items 14 through 21) (must equal Schedule RI, item 5.a)	RIAD4070	0	22.
23. Less: Expenses	RIADC058	NR	23.
24. Less: Net losses from fiduciary and related services	RIADA488	NR	24.
25. Plus: Intracompany income credits for fiduciary and related services	RIADB911	NR	25.
26. Net fiduciary and related services income	RIADA491	NR	26.
Schedule RC-T — Fiduciary and Related Services

	(Column A)	(Column B)
	Personal Trust	Employee
	and Agency and	Benefit and
	Investment	Retirement-Related
	Management	Trust and
	Agency	Agency	(Column C) All
Dollar amounts in thousands	Accounts	Accounts	Other Accounts
1. Managed assets held in fiduciary accounts:				M.1.
a. Noninterest-bearing deposits	RCONJ263	RCONJ264	RCONJ265
	NR	NR	NR	M.1.a.
b. Interest-bearing deposits	RCONJ266	RCONJ267	RCONJ268
	NR	NR	NR	M.1.b.
c. U.S. Treasury and U.S. Government agency obligations	RCONJ269	RCONJ270	RCONJ271
	NR	NR	NR	M.1.c.
d. State, county, and municipal obligations	RCONJ272	RCONJ273	RCONJ274
	NR	NR	NR	M.1.d.
e. Money market mutual funds	RCONJ275	RCONJ276	RCONJ277
	NR	NR	NR	M.1.e.
f. Equity mutual funds	RCONJ278	RCONJ279	RCONJ280
	NR	NR	NR	M.1.f.
g. Other mutual funds	RCONJ281	RCONJ282	RCONJ283
	NR	NR	NR	M.1.g.
h. Common trust funds and collective investment funds	RCONJ284	RCONJ285	RCONJ286
	NR	NR	NR	M.1.h.
i. Other short-term obligations	RCONJ287	RCONJ288	RCONJ289
	NR	NR	NR	M.1.i.
j. Other notes and bonds	RCONJ290	RCONJ291	RCONJ292
	NR	NR	NR	M.1.j.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	70

	(Column A)	(Column B)
	Personal Trust	Employee
	and Agency and	Benefit and
	Investment	Retirement-Related
	Management	Trust and
	Agency	Agency	(Column C) All
Dollar amounts in thousands	Accounts	Accounts	Other Accounts
k. Investments in unregistered funds and private equity	RCONJ293	RCONJ294	RCONJ295
investments	NR	NR	NR	M.1.k.
l. Other common and preferred stocks	RCONJ296	RCONJ297	RCONJ298
	NR	NR	NR	M.1.l.
m. Real estate mortgages	RCONJ299	RCONJ300	RCONJ301
	NR	NR	NR	M.1.m.
n. Real estate	RCONJ302	RCONJ303	RCONJ304
	NR	NR	NR	M.1.n.
o. Miscellaneous assets	RCONJ305	RCONJ306	RCONJ307
	NR	NR	NR	M.1.o.
p. Total managed assets held in fiduciary accounts (for each column, sum of Memorandum items 1.a through 1.o)	RCONJ308	RCONJ309	RCONJ310
	NR	NR	NR	M.1.p.
Schedule RC-T — Fiduciary and Related Services

	(Column A) Managed		(Column B) Number of
Dollar amounts in thousands	Assets		Managed Accounts
q. Investments of managed fiduciary accounts in advised or sponsored mutual funds	RCONJ311	NR	RCONJ312	NR	M.1.q.
Schedule RC-T — Fiduciary and Related Services

	(Column A) Number of		(Column B) Principal
Dollar amounts in thousands	Issues		Amount Outstanding
2. Corporate trust and agency accounts:					M.2.
a. Corporate and municipal trusteeships	RCONB927	NR	RCONB928	NR	M.2.a.
1. Issues reported in Memorandum item 2.a that are in default	RCONJ313	NR	RCONJ314	NR	M.2.a.1.
b. Transfer agent, registrar, paying agent, and other corporate agency	RCONB929	NR			M.2.b.
Schedule RC-T — Fiduciary and Related Services

	(Column A) Number of		(Column B) Market Value
Dollar amounts in thousands	Funds		of Fund Assets
3. Collective investment funds and common trust funds:					M.3.
a. Domestic equity	RCONB931	NR	RCONB932	NR	M.3.a.
b. International/Global equity	RCONB933	NR	RCONB934	NR	M.3.b.
c. Stock/Bond blend	RCONB935	NR	RCONB936	NR	M.3.c.
d. Taxable bond	RCONB937	NR	RCONB938	NR	M.3.d.
e. Municipal bond	RCONB939	NR	RCONB940	NR	M.3.e.
f. Short term investments/Money market	RCONB941	NR	RCONB942	NR	M.3.f.
g. Specialty/Other	RCONB943	NR	RCONB944	NR	M.3.g.
h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)	RCONB945	NR	RCONB946	NR	M.3.h.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	71
Schedule RC-T — Fiduciary and Related Services

	(Column A)	(Column B)
	Gross Losses	Gross Losses
	Managed	Non-Managed	(Column C)
Dollar amounts in thousands	Accounts	Accounts	Recoveries
4. Fiduciary settlements, surcharges, and other losses:				M.4.
a. Personal trust and agency accounts	RIADB947	RIADB948	RIADB949
	NR	NR	NR	M.4.a.
b. Employee benefit and retirement-related trust and agency	RIADB950	RIADB951	RIADB952
accounts	NR	NR	NR	M.4.b.
c. Investment management agency accounts	RIADB953	RIADB954	RIADB955
	NR	NR	NR	M.4.c.
d. Other fiduciary accounts and related services	RIADB956	RIADB957	RIADB958
	NR	NR	NR	M.4.d.
e. Total fiduciary settlements, surcharges, and other losses (sum	RIADB959	RIADB960	RIADB961
of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 24)	NR	NR	NR	M.4.e.
Schedule RC-V — Variable Interest Entities

	(Column A)
	Securitization	(Column B)	(Column C)
Dollar amounts in thousands	Vehicles	ABCP Conduits	Other VIEs
1. Assets of consolidated variable interest entities (VIEs) that can be used only to settle obligations of the consolidated VIEs:				1.
a. Cash and balances due from depository institutions	RCONJ981	RCONJ982	RCONJ983
	0	0	0	1.a.
b. Held-to-maturity securities	RCONJ984	RCONJ985	RCONJ986
	0	0	0	1.b.
c. Available-for-sale securities	RCONJ987	RCONJ988	RCONJ989
	0	0	0	1.c.
d. Securities purchased under agreements to resell	RCONJ990	RCONJ991	RCONJ992
	0	0	0	1.d.
e. Loans and leases held for sale	RCONJ993	RCONJ994	RCONJ995
	0	0	0	1.e.
f. Loans and leases, net of unearned income	RCONJ996	RCONJ997	RCONJ998
	0	0	0	1.f.
g. Less: Allowance for loan and lease losses	RCONJ999	RCONK001	RCONK002
	0	0	0	1.g.
h. Trading assets (other than derivatives)	RCONK003	RCONK004	RCONK005
	0	0	0	1.h.
i. Derivative trading assets	RCONK006	RCONK007	RCONK008
	0	0	0	1.i.
j. Other real estate owned	RCONK009	RCONK010	RCONK011
	0	0	0	1.j.
k. Other assets	RCONK012	RCONK013	RCONK014
	0	0	0	1.k.
2. Liabilities of consolidated VIEs for which creditors do not have recourse to the general credit of the reporting bank:				2.
a. Securities sold under agreements to repurchase	RCONK015	RCONK016	RCONK017
	0	0	0	2.a.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	72

	(Column A)
	Securitization	(Column B)	(Column C)
Dollar amounts in thousands	Vehicles	ABCP Conduits	Other VIEs
b. Derivative trading liabilities	RCONK018	RCONK019	RCONK020
	0	0	0	2.b.
c. Commercial paper	RCONK021	RCONK022	RCONK023
	0	0	0	2.c.
d. Other borrowed money (exclude commercial paper)	RCONK024	RCONK025	RCONK026
	0	0	0	2.d.
e. Other liabilities	RCONK027	RCONK028	RCONK029
	0	0	0	2.e.
3. All other assets of consolidated VIEs (not included in items 1.a.	RCONK030	RCONK031	RCONK032
through 1.k above)	0	0	0	3.
4. All other liabilities of consolidated VIEs (not included in items 2.a	RCONK033	RCONK034	RCONK035
through 2.e above)	0	0	0	4.
General Instructions

Dollar amounts in thousands
1. Who Must Report on What Forms	1.
a. Close of Business	1.a.
b. Frequency of Reporting	1.b.
c. Differences in Detail of Reports	1.c.
d. Shifts in Reporting Status	1.d.
2. Organization of the Instruction Books	2.
3. Preparation of the Reports	3.
4. Signatures	4.
a. Officer Declaration	4.a.
b. Director Attestation	4.b.
5. Submission of the Reports	5.
a. Submission Date	5.a.
b. Amended Reports	5.b.
6. Retention of Reports	6.
7. Scope of the “Consolidated Bank” Required to be Reported in the Submitted Reports	7.
a. Exclusions from the Coverage of the Consolidated Report	7.a.
8. Rules of Consolidation	8.
9. Reporting by Type of Office (For banks with foreign offices)	9.
10. Publication Requirements for the Report of Condition	10.
11. Release of Individual Bank Reports	11.
12. Applicability of Generally Accepted Accounting Principles to Regulatory Reporting
Requirements	12.
13. Accrual Basis Reporting	13.
14. Miscellaneous General Instructions	14.
a. Rounding	14.a.
b. Negative Entries	14.b.
c. Verification	14.c.
d. Transactions Occurring Near the End of a Reporting Period	14.d.
15. Separate Branch Reports	15.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	73
Glossary

Dollar amounts in thousands
1. Glossary	1.
2. Acceptances	2.
3. Accounting Changes	3.
4. Accounting Errors, Corrections of	4.
5. Accounting Estimates, Changes in	5.
6. Accounting Principles, Changes in	6.
7. Accrued Interest Receivable Related to Credit Card Securitizations	7.
8. Acquisition, Development, or Construction (ADC) Arrangements	8.
9. Agreement Corporation	9.
10. Allowance for Loan and Lease Losses	10.
11. Applicable Income Taxes	11.
12. Associated Company	12.
13. ATS Account	13.
14. Bankers Acceptances	14.
a. Bank-Owned Life Insurance	14.	a.
15. Banks, U.S. and Foreign	15.
16. Banks in Foreign Countries	16.
17. Bill-of-Lading Draft	17.
18. Borrowings and Deposits in Foreign Offices	18.
19. Brokered Deposits	19.
20. Broker’s Security Draft	20.
21. Business Combinations	21.
22. Call Option	22.
23. Capitalization of Interest Costs	23.
24. Carrybacks and Carryforwards	24.
25. Cash Management Arrangements	25.
26. Certificate of Deposit	26.
27. Changes in Accounting Estimates	27.
28. Changes in Accounting Principles	28.
29. Clearing Accounts	29.
30. Commercial Banks in the U.S.	30.
31. Commercial Letter of Credit	31.
32. Commercial Paper	32.
33. Commodity or Bill-of-Lading Draft	33.
34. Common Stock of Unconsolidated Subsidaries, Investments in	34.
35. Continuing Contract	35.
36. Corporate Joint Venture	36.
37. Corrections of Accounting Errors	37.
38. Coupon Stripping, Treasury Receipts, and STRIPS	38.
39. Custody Account	39.
40. Dealer Reserve Account	40.
a. Deferred Compensation Agreements	40.	a.
41. Deferred Income Taxes	41.
42. Demand Deposits	42.
43. Depository Institutions in the U.S.	43.
44. Deposits	44.
45. Derivative Contracts	45.
a. Discounts	45.	a.
46. Dividends	46.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	74

Dollar amounts in thousands
47. Domestic Office	47.
48. Domicile	48.
49. Due Bills	49.
50. Edge and Agreement Corporation	50.
a. Equity-Indexed Certificates of Deposit	50.	a.
51. Equity Method of Accounting	51.
52. Extinguishments of Liabilities	52.
53. Extraordinary Items	53.
54. Fails	54.
a. Fair Value	54.	a.
55. Federal Funds Transactions	55.
56. Federally-Sponsored Lending Agency	56.
57. Fees, Loan	57.
58. Foreclosed Assets	58.
59. Foreign Banks	59.
60. Foreign Currency Transactions and Translation	60.
61. Foreign Debt Exchange Transactions	61.
62. Foreign Governments and Official Institutions	62.
63. Foreign Office	63.
64. Forward Contracts	64.
65. Functional Currency	65.
66. Futures Contracts	66.
67. Goodwill	67.
68. Hypothecated Deposit	68.
69. IBF	69.
70. Income Taxes	70.
71. Intangible Assets	71.
72. Interest-Bearing Account	72.
73. Interest Capitalization	73.
74. Interest Rate Swaps	74.
75. Internal-Use Computer Software	75.
76. International Banking Facility (IBF)	76.
77. Interoffice Accounts	77.
78. Investments in Common Stock of Unconsolidated Subsidiaries	78.
79. Joint Venture	79.
80. Lease Accounting	80.
81. Letter of Credit	81.
82. Limited-Life Preferred Stock	82.
83. Loan	83.
84. Loan Fees	84.
85. Loan Impairment	85.
86. Loan Secured by Real Estate	86.
87. Loss Contingencies	87.
88. Majority-Owned Subsidiary	88.
89. Mandatory Convertible Debt	89.
91. Mergers	91.
92. Money Market Deposit Account (MMDA)	92.
93. Nonaccrual Status	93.
94. Noninterest-Bearing Account	94.
95. Nontransaction Account	95.
96. NOW Account	96.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	75

Dollar amounts in thousands
97. Offsetting	97.
98. One-Day Transaction	98.
99. Option	99.
100. Organization Costs	100.
101. Other Depository Institutions in the U.S.	101.
102. Other Real Estate Owned	102.
103. Overdraft	103.
104. Participations	104.
105. Participations in Acceptances	105.
106. Participations in Pools of Securities	106.
107. Pass-through Reserve Balances	107.
108. Perpetual Preferred Stock	108.
109. Placements and Takings	109.
110. Pooling of Interests	110.
111. Preauthorized Transfer Account	111.
112. Preferred Stock	112.
113. Premiums and Discounts	113.
114. Purchase Acquisition	114.
a. Purchased Impaired Loans and Debt Securities	114.	a.
115. Put Option	115.
116. Real Estate ADC Arrangements	116.
117. Real Estate, Loan Secured By	117.
118. Reciprocal Balances	118.
119. Renegotiated Troubled Debt	119.
120. Reorganizations	120.
121. Repurchase/Resale Agreements	121.
122. Reserve Balances, Pass-through	122.
123. Retail Sweep Arrangements	123.
124. Sales of Assets for Risk-Based Capital Purposes	124.
125. Savings Deposits	125.
126. Securities Activities	126.
127. Securities Borrowing/Lending Transactions	127.
128. Securities, Participations in Pools of	128.
129. Servicing Assets and Liabilities	129.
130. Settlement Date Accounting	130.
131. Shell Branches	131.
132. Short Position	132.
133. Significant Subsidary	133.
134. Standby Letter of Credit	134.
135. Start-Up Activities	135.
136. STRIPS	136.
137. Subordinated Notes and Debentures	137.
138. Subsidiaries	138.
139. Suspense Accounts	139.
140. Syndications	140.
141. Telephone Transfer Account	141.
142. Term Federal Funds	142.
143. Time Deposits	143.
144. Trade Date and Settlement Date Accounting	144.
145. Trading Account	145.
146. Transction Account	146.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 6/30/2011
Last Updated on 7/29/2011	76

Dollar amounts in thousands
147. Transfers of Financial Assets	147.
148. Traveler’s Letter of Credit	148.
149. Treasury Receipts	149.
150. Treasury Stock	150.
151. Troubled Debt Restructurings	151.
152. Trust Preferred Securities	152.
153. U.S. Banks	153.
154. U.S. Territories and Possessions	154.
155. Valuation Allowance	155.
156. When-Issued Securities Transactions	156.